                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:
[X]  Preliminary proxy statement.               [  ] Confidential, for use of
                                                     the Commission only (as
                                                     permitted by Rule
                                                     14a-6(e)(2))
[   ]    Definitive proxy statement.
[   ]    Definitive additional materials.
[   ]    Soliciting material under rule 14a-12

                       NVEST TAX EXEMPT MONEY MARKET TRUST
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

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(2)    Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)    Proposed maximum aggregate value of transaction:

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(5)    Total fee paid:

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[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

--------------------------------------------------------------------------------
(1)    Amount previously paid:

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(2)    Form, Schedule or Registration Statement No.:

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(3)    Filing Party:

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(4)    Date Filed:

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

PRELIMINARY PROXY MATERIALS

                      NVEST FUNDS AND KOBRICK FUNDS LOGOS

August 2000

Dear Shareholder:

  As we announced in July, our parent company has entered into an agreement to be acquired by CDC Asset Management, a leading French financial institution, as more fully described in the enclosed proxy statement. We are writing to ask for your vote approving certain items described in the proxy statement and outlined, for your convenience, in this letter. Your vote is extremely important, so we urge you to read all material carefully and vote your shares promptly. You may vote by returning the enclosed card, via our web site, www.nvestfunds.com, or by calling us toll-free from a touch-tone phone at 888-221-0697.

Q. WHAT ARE THE PROPOSALS ABOUT?

  At the front of the enclosed proxy statement you'll find a table that indicates which of the three proposals are relevant to your Fund.

  The first two proposals relate to the advisory and sub-advisory agreements for the Funds. The laws governing mutual funds generally require that when an investment adviser or sub-adviser undergoes a change in ownership, the advisory or sub-advisory agreement with each fund will terminate. In order for the Nvest and Kobrick Funds to continue with their current investment advisers and sub-advisers, shareholders must approve the new agreements. The proposed agreements are substantially the same as the current agreements. FEES WILL NOT CHANGE AND NO CHANGES ARE PLANNED TO THE PORTFOLIO MANAGERS OF YOUR FUND AS A RESULT OF THE CDC ASSET MANAGEMENT TRANSACTION.

  The third proposal relates to election of the Trustees of the Nvest Funds, and is not relevant for shareholders of the Kobrick Funds. The current Trustees of the Nvest Funds will remain the same, with the addition of John Hailer. You will find information about all the current Trustees' and Mr. Hailer's experience and tenure with the Funds in the proxy statement.

Q. HOW WILL THE CDC ASSET MANAGEMENT TRANSACTION AFFECT THE FUNDS?

  It is not expected to affect the daily operations of the Funds or the investment management activities of the Funds' advisers and sub-advisers. Both Kobrick Funds and Nvest Funds, as well as the affiliated sub-advisers to the Nvest Funds, will continue to operate autonomously, just as they have in the past, but they will become part of a larger organization, with the resources of CDC Asset Management. We will continue to work to meet your expectations for consistent, competitive performance and high-quality customer service. THERE ARE NO PLANS TO CHANGE THE FUNDS' NAMES, INVESTMENT OBJECTIVES, STRATEGIES OR PORTFOLIO MANAGERS AS A RESULT OF THE TRANSACTION.

SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH ACCOUNT YOU OWN.

  If you own shares in more than one account, we have enclosed a separate card for each account in each Fund. THESE ARE NOT DUPLICATE CARDS; IT IS IMPORTANT TO VOTE EACH ACCOUNT REPRESENTED BY THE PROXY CARDS ENCLOSED.

REMEMBER--YOUR VOTE COUNTS!

  We cannot overemphasize the importance of your vote, regardless of how many shares you own. Voting promptly is also important. If we do not receive enough votes, we will have to resolicit shareholders, which can be time consuming and may delay the meeting scheduled for October 13, 2000. A proxy solicitation firm, D.F. King & Company, may call to remind you to return your proxy.

VOTE BY MAIL, VIA THE INTERNET, OR BY TOLL-FREE TELEPHONE.

  You may vote by returning the enclosed proxy card, or following the voting instructions available on our web site (www.nvestfunds.com), or by calling our toll-free number (888-221-0697) from a touch-tone phone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. If you want to change your vote you may do so using the proxy card, telephone or the Internet.

  Thank you for your cooperation in voting on these important proposals. If you have questions, please call your financial representative. Or, if your questions relate specifically to the proxy matters, please call our service center representatives toll-free at 800-xxx-xxxx.

Sincerely,

John T. Hailer,                        Frederick R. Kobrick
President of Nvest Funds               President of Kobrick Funds

                        NVEST KOBRICK INVESTMENT TRUST
                          (the "Kobrick Funds Trust")
                              101 FEDERAL STREET
                               BOSTON, MA 02110

                              NVEST FUNDS TRUST I
                             NVEST FUNDS TRUST II
                             NVEST FUNDS TRUST III
                          NVEST CASH MANAGEMENT TRUST
                       NVEST TAX EXEMPT MANAGEMENT TRUST
                          (the "Nvest Funds Trusts")
                              399 BOYLSTON STREET
                               BOSTON, MA 02116

Kobrick Capital Fund                 Nvest Star Worldwide Fund
Kobrick Emerging Growth Fund         Nvest Bond Income Fund
Kobrick Growth Fund                  Nvest Government Securities Fund
(the "Kobrick Funds")                Nvest High Income Fund

                                     Nvest Intermediate Term Tax Free Fund of
Nvest Balanced Fund                  California
Nvest Bullseye Fund                  Nvest Limited Term U.S. Government Fund
Nvest Capital Growth Fund            Nvest Massachusetts Tax Free Income Fund
Nvest Equity Income Fund             Nvest Municipal Income Fund
Nvest Growth and Income Fund         Nvest Short Term Corporate Income Fund
Nvest Growth Fund                    Nvest Strategic Income Fund
Nvest International Equity Fund      Nvest Cash Management Trust--Money Market
Nvest Star Advisers Fund             Series
Nvest Star Small Cap Fund            Nvest Tax Exempt Money Market Trust
Nvest Star Value Fund                (the "Nvest Funds")

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                               October 13, 2000

  A Special Meeting of the shareholders of each Fund will be held at 2 p.m. on October 13, 2000 at 399 Boylston Street, 10th floor, Boston, MA 02116 for these purposes:

    1a. To be voted on separately by shareholders of each Nvest Fund (except Nvest Growth Fund): To approve a new Advisory Agreement with Nvest Funds Management, L.P. ("Nvest Management") for each such Nvest Fund.

    1b. To be voted on separately by shareholders of Nvest Growth Fund: To approve a new Advisory Agreement between Capital Growth Management Limited Partnership ("CGM") and Nvest Growth Fund.

    1c. To be voted on separately by shareholders of each Kobrick Fund: To approve a new Advisory Agreement with Kobrick Funds LLC (the "Kobrick Adviser") for each Kobrick Fund.

    2a. To be voted on separately by shareholders of Nvest Bond Income Fund, Nvest Cash Management Trust--Money Market Series, Nvest Government Securities Fund, Nvest Intermediate Term Tax Free Fund of California, Nvest Limited Term U.S. Government Fund, Nvest Massachusetts Tax Free Income Fund, Nvest Municipal Income Fund, Nvest Short Term Corporate Income Fund and Nvest Tax Exempt Money Market Trust: To approve a new Sub-Advisory Agreement among Nvest Management, Back Bay Advisors, L.P. and the Fund for each of these Funds.

    2b. To be voted on separately by shareholders of Nvest Star Advisers Fund, Nvest Star Small Cap Fund, Nvest Star Value Fund and Nvest Star Worldwide Fund: To approve a new Sub-Advisory Agreement among Nvest Management, Harris Associates L.P. and the Fund for each of these Funds.

    2c. To be voted on separately by shareholders of Nvest Star Advisers
  Fund: To approve a new Sub-Advisory Agreement among Nvest Management, Janus Capital Corporation and the Fund.

    2d. To be voted on separately by shareholders of Nvest Bullseye Fund: To approve a new Sub-Advisory Agreement among Nvest Management, Jurika & Voyles, L.P. and the Fund.

    2e. To be voted on separately by shareholders of Nvest Star Advisers
  Fund: To approve a new Sub-Advisory Agreement among Nvest Management, the Kobrick Adviser and the Fund.

    2f. To be voted on separately by shareholders of Nvest Balanced Fund, Nvest High Income Fund, Nvest International Equity Fund, Nvest Star Advisers Fund, Nvest Star Small Cap Fund, Nvest Star Value Fund, Nvest Star Worldwide Fund and Nvest Strategic Income Fund: To approve a new Sub-Advisory Agreement among Nvest Management, Loomis, Sayles & Company, L.P. and the Fund for each of these Funds.

    2g. To be voted on separately by shareholders of Nvest Star Small Cap Fund and Nvest Star Worldwide Fund: To approve a new Sub-Advisory Agreement among Nvest Management, Montgomery Asset Management, LLC and the Fund for each of these Funds.

    2h. To be voted on separately by shareholders of Nvest Star Small Cap
  Fund: To approve a new Sub-Advisory Agreement among Nvest Management, RS Investment Management, L.P. and the Fund.

    2i. To be voted on separately by shareholders of Nvest Equity Income Fund and Nvest Star Value Fund: To approve a new Sub-Advisory Agreement among Nvest Management, Vaughan, Nelson, Scarborough & McCullough, L.P. and the Fund for each of these Funds.

    2j. To be voted on separately by shareholders of Nvest Capital Growth Fund, Nvest Growth & Income Fund and Nvest Star Value Fund: To approve a new Sub-Advisory Agreement among Nvest Management, Westpeak Investment Advisors, L.P. and the Fund for each of these Funds.

    3. To be voted on by shareholders of all Nvest Funds, voting by Trust: to elect Trustees of Nvest Funds Trust I, Nvest Funds Trust II, Nvest Funds Trust III, Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust.

    4. To consider and act upon any other matters that properly come before the meeting and any adjourned session of the meeting.

  Shareholders of record at the close of business on August 29, 2000 are entitled to notice of and to vote at the meeting and any adjourned session.

By order of the Boards of Trustees,          By order of the Board of
                                             Trustees,


John E. Pelletier
Secretary, Nvest Funds Trusts                Richard A. Goldman

August 29, 2000                              Secretary, Kobrick Funds Trust

 PLEASE RESPOND. YOUR VOTE IS IMPORTANT. PLEASE VOTE YOUR SHARES ON THE INTERNET OR BY TELEPHONE OR COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                                PROXY STATEMENT

                         NVEST KOBRICK INVESTMENT TRUST
                          (the "Kobrick Funds Trust")
                               101 FEDERAL STREET
                                BOSTON, MA 02110

                              NVEST FUNDS TRUST I
                              NVEST FUNDS TRUST II
                             NVEST FUNDS TRUST III
                          NVEST CASH MANAGEMENT TRUST
                       NVEST TAX EXEMPT MANAGEMENT TRUST
                           (the "Nvest Funds Trusts")
                              399 BOYLSTON STREET
                                BOSTON, MA 02116

Kobrick Capital Fund                Nvest Star Worldwide Fund
Kobrick Emerging Growth Fund        Nvest Bond Income Fund
Kobrick Growth Fund                 Nvest Government Securities Fund
(the "Kobrick Funds")               Nvest High Income Fund

                                    Nvest Intermediate Term Tax Free Fund of
Nvest Balanced Fund                 California
Nvest Bullseye Fund                 Nvest Limited Term U.S. Government Fund
Nvest Capital Growth Fund           Nvest Massachusetts Tax Free Income Fund
Nvest Equity Income Fund            Nvest Municipal Income Fund
Nvest Growth and Income Fund        Nvest Short Term Corporate Income Fund
Nvest Growth Fund                   Nvest Strategic Income Fund
Nvest International Equity Fund     Nvest Cash Management Trust--Money Market
Nvest Star Advisers Fund            Series
Nvest Star Small Cap Fund           Nvest Tax Exempt Money Market Trust
Nvest Star Value Fund               (the "Nvest Funds")

(The Kobrick Funds and the Nvest Funds are referred to collectively as the "Funds")

   The Trustees of the Nvest Funds (the "Nvest Trustees") and the Kobrick Funds (the "Kobrick Trustees") (collectively the "Trustees") are soliciting proxies from the shareholders of each of the Funds in connection with a Special Meeting of Shareholders of each Fund (the "Meeting"). The Meeting has been called to be held at 2:00 p.m. on October 13, 2000 at 399 Boylston Street, 10th floor, Boston, MA 02116. The meeting notice, this Proxy Statement and proxy cards are being sent to shareholders of record as of August 29, 2000 (the "Record Date") beginning on or about August 29, 2000.

  The only items of business that the Trustees expect will come before the Meeting are (1) approval of a new advisory agreement (the "New Advisory Agreement") for each Nvest Fund (except Nvest Growth Fund) with Nvest Funds Management, L.P. ("Nvest Management"), a New Advisory Agreement for Nvest Growth Fund with Capital Growth Management Limited Partnership ("CGM") and a New Advisory Agreement for each Kobrick Fund with Kobrick Funds LLC (the "Kobrick Adviser" and together with Nvest Management and CGM, the "Advisers"),
(2) approval of a new sub-advisory agreement (the "New Sub-Advisory Agreement") for each Nvest Fund (except Nvest Growth Fund) among Nvest Management, such Nvest Fund's respective sub-adviser(s) (each, a "Sub-Adviser", in addition, in its capacity as sub-advisor of a segment of Nvest Star Advisers Fund, the Kobrick Adviser is sometimes referred to as a Sub-Adviser) and such Nvest Fund, and (3) the election of Trustees of each Nvest Funds Trust.

                   SUMMARY OF PROPOSALS AND FUNDS AFFECTED*

                                  1. PROPOSAL TO  2. PROPOSAL TO
                                  APPROVE A NEW    APPROVE A NEW
                                    INVESTMENT    INVESTMENT SUB-   3. PROPOSAL
                                     ADVISORY        ADVISORY        TO ELECT
          NAME OF FUND              AGREEMENT        AGREEMENT       TRUSTEES
          ------------            -------------- -----------------  -----------
Kobrick Capital Fund............      X (1c)
Kobrick Emerging Growth Fund....      X (1c)
Kobrick Growth Fund.............      X (1c)
Nvest Balanced Fund.............      X (1a)           X (2f)             X
Nvest Bullseye Fund.............      X (1a)           X (2d)             X
Nvest Capital Growth Fund.......      X (1a)           X (2j)             X
Nvest Equity Income Fund........      X (1a)           X (2i)             X
Nvest Growth and Income Fund....      X (1a)           X (2j)             X
Nvest Growth Fund...............      X (1b)                              X
Nvest International Equity
 Fund...........................      X (1a)           X (2f)             X
Nvest Star Advisers Fund........      X (1a)     X (2b, 2c, 2e, 2f)       X
Nvest Star Small Cap Fund.......      X (1a)     X (2b, 2f, 2g, 2h)       X
Nvest Star Value Fund...........      X (1a)     X (2b, 2f, 2i, 2j)       X
Nvest Star Worldwide Fund.......      X (1a)       X (2b, 2f, 2g)         X
Nvest Bond Income Fund..........      X (1a)           X (2a)             X
Nvest Government Securities
 Fund...........................      X (1a)           X (2a)             X
Nvest High Income Fund..........      X (1a)           X (2f)             X
Nvest Intermediate Term Tax Free
 Fund of California.............      X (1a)           X (2a)             X
Nvest Limited Term U.S.
 Government Fund................      X (1a)           X (2a)             X
Nvest Massachusetts Tax Free
 Income Fund....................      X (1a)           X (2a)             X
Nvest Municipal Income Fund.....      X (1a)           X (2a)             X
Nvest Short Term Corporate
 Income Fund....................      X (1a)           X (2a)             X
Nvest Strategic Income Fund.....      X (1a)           X (2f)             X
Nvest Cash Management Trust--
 Money Market Series............      X (1a)           X (2a)             X
Nvest Tax Exempt Money Market
 Trust..........................      X (1a)           X (2a)             X

-----------
* An "X" denotes that the Fund is affected by the proposal and that the Fund's shareholders are being solicited with respect to that proposal. Where applicable, the proposal sub-item is provided in parentheses.

                             I. PROPOSALS 1 AND 2

NEW ADVISORY AND SUB-ADVISORY AGREEMENTS

  As explained below, the proposed New Advisory Agreement for each Fund is substantially identical (except for its date and the use of trade name provision) to the Advisory Agreement currently in effect for that Fund (each Fund's "Current Advisory Agreement"), and the proposed New Sub-Advisory Agreement(s) for each Nvest Fund is substantially identical (except for its date) to the Sub-Advisory Agreement(s) currently in effect for that Nvest Fund (each Nvest Fund's "Current Sub-Advisory Agreement"). In this Proxy Statement, the New Advisory Agreements for the Funds and the New Sub-Advisory Agreements for the Nvest Funds are together sometimes referred to as the "New Agreements," and the Current Advisory Agreement for the Funds and the Current Sub-Advisory Agreements for the Nvest Funds are together sometimes referred to as the "Current Agreements." The Nvest Funds and the Kobrick Funds are governed by separate Boards of Trustees. Therefore, references below to the Trustees' actions and considerations on these matters relate specifically to the Funds for which the Trustees serve in that capacity.

  The reason the Trustees are proposing the New Agreements for each Fund is that the Current Agreements will terminate when the Advisers' and affiliated Sub-Advisers' parent company, Nvest Companies, L.P. ("Nvest"), is acquired by a new parent company, CDC Asset Management ("CDC AM"). (A federal law, the Investment Company Act of 1940, as amended (the "Investment Company Act"), provides generally that the advisory agreements of mutual funds, including sub-advisory agreements such as the Current Sub-Advisory Agreements, automatically terminate when its investment adviser (including sub-advisers) or its parent company undergo a significant change of ownership.) The Trustees have carefully considered the matter, and have concluded that it is appropriate to enter into the New Agreements for each Fund, so that the Advisers and the respective Sub-Advisers can continue, following the acquisition of Nvest by CDC AM, to manage each Fund on substantially the same terms as are now in effect.

  The acquisition of Nvest by CDC AM will occur only if various conditions are satisfied (or waived by the parties if permitted by law). These conditions include, among others, certain government approvals of the acquisition and approval of the acquisition by vote of the unitholders of Nvest and Nvest, L.P. ("Nvest, L.P."), Nvest's advising general partner. Nvest currently expects that the acquisition will occur during the fourth calendar quarter of 2000, but the acquisition could be delayed. If the acquisition does not occur, the New Agreements would not be needed because the automatic termination of the Current Agreements would not occur.

  Apart from the new date, the only other significant change to the New Advisory Agreements for the Nvest Funds is the removal of the use of trade name provision that was included in the Nvest Funds' Current Advisory Agreements. This provision requires automatic termination of such agreement if Nvest Management (or, in the case of Nvest Growth Fund, Nvest Funds Distributor, L.P., the principal underwriter) requires the relevant Fund to change its name so as to discontinue the use of certain trade names unless such change is approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees, including a majority of the Independent Trustees (as defined below under "Description of the New Advisory Agreement"). The Nvest Funds intend to enter into a separate agreement to address the use of Nvest's trade names. The New Agreements will also standardize minor variances among the different Current Agreements that have occurred over the years. These changes are conforming in nature and do not materially change the Current Agreements.

  Apart from the new date, there are two changes to the New Advisory Agreements for the Kobrick Funds. First is the removal of the use of trade name provision that was included in the Kobrick Funds' Current Advisory Agreements. This provision requires the Kobrick Funds to discontinue the use of certain trade names if the Kobrick Adviser ceases to be retained as the investment adviser. The Kobrick Funds intend to enter into a separate agreement to address the use of trade name. The second change is the separation of the three Kobrick Funds into individual New Advisory Agreements. The Current Advisory Agreement aggregates the three Kobrick Funds together.

  Under the Investment Company Act, a Fund cannot enter into a New Agreement unless the shareholders of that Fund vote to approve the New Agreement. The Meeting is being held to seek shareholder approval of the New Agreements. NO CHANGE IN ADVISORY OR SUB-ADVISORY FEE RATE IS BEING PROPOSED.

  Shareholders of each Fund will vote only with regard to the New Advisory Agreement and, where applicable, the New Sub-Advisory Agreement for their own Fund. Each share is entitled to cast one vote, and fractional shares are entitled to a proportionate fractional vote.

  THE TRUSTEES OF EACH FUND RECOMMEND THAT THE SHAREHOLDERS OF SUCH FUND VOTE TO APPROVE THE NEW AGREEMENTS FOR THEIR FUND.

 Description of the New Advisory Agreements

  The New Advisory Agreement for each Fund is identical to the Current Advisory Agreement for that Fund, except that the date of each New Advisory Agreement will be the date that CDC AM acquires Nvest, certain non-material conforming changes will be made and the provision relating to the use of trade name will be removed. Appendix A1 to this Proxy Statement sets forth information about the Current Advisory Agreements, including the dates of the Current Advisory Agreements and the advisory fee rates under both the New Advisory Agreements and the Current Advisory Agreements. Appendix B1 to this Proxy Statement contains the form of the Advisory Agreements for the Nvest Funds and Appendix B2 contains the form of the Advisory Agreements for the Kobrick Funds. Each Current Advisory Agreement and each New Advisory Agreement matches the form in Appendix B1 for the Nvest Funds and Appendix B2 for the Kobrick Funds, upon completion of the names of the Funds, the dates of the Agreements, the fee rates, conforming changes and the removal of the use of trade name provision mentioned previously. The next several paragraphs briefly summarize some important provisions of the New Advisory Agreements, but for a complete understanding of the Agreements you should read Appendices A1, B1 and B2.

  Each New Advisory Agreement essentially provides that the Adviser, under the Trustees' supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

  Each New Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the date CDC AM acquires Nvest). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Trustees who are not "interested persons," as that term is defined in the Investment Company Act, of the Trust or the Adviser (these Trustees who are not "interested persons" of the Trust, an Adviser or a Sub-Adviser are referred to below as the "Independent Trustees").

  Each New Advisory Agreement may be terminated without penalty by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Adviser, or by the Adviser upon ninety days' written notice (in the case of the Nvest Funds) or sixty days' written notice (in the case of the Kobrick Funds) to the relevant Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act. The Investment Company Act defines "assignment" to include, in general, transactions in which a significant change in the ownership of an investment adviser (including a sub-adviser) or its parent company occur (such as the acquisition of Nvest by CDC AM).

  Each New Advisory Agreement provides that the Adviser will not be liable to the relevant Fund or its shareholders, except for liability arising from the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

 Description of the New Sub-Advisory Agreements for the Nvest Funds

  The New Sub-Advisory Agreement for each Nvest Fund is identical to the Current Sub-Advisory Agreement for that Fund, except that the date of each New Sub-Advisory Agreement will be the date that CDC AM acquires Nvest, and certain non-material conforming changes will be made. Appendix A2 to this Proxy Statement sets forth information about the Current Sub-Advisory Agreements, including the dates of the Current Sub-Advisory Agreements and the advisory fee rates under both the New Sub-Advisory Agreements and the Current Sub-Advisory Agreements. Appendix B3 to this Proxy Statement contains the form of the Sub-Advisory Agreements. Each Current Sub-Advisory Agreement and each New Sub-Advisory Agreement matches the form in Appendix B3, upon completion of the names of the Funds, the dates of the Agreements, the fee rates and the non-material conforming changes mentioned previously. The next several paragraphs briefly summarize some important provisions of the New Sub-Advisory Agreements, but for a complete understanding of the Agreements you should read Appendices A2 and B2.

  Each New Sub-Advisory Agreement essentially provides that the Sub-Adviser, under the Trustees' and Nvest Management's supervision, will (1) decide what securities to buy and sell for the Fund's portfolio, (2) select brokers and dealers to carry out portfolio transactions for the Fund and (3) provide officers, office space and certain administrative services to the Fund.

  Each New Sub-Advisory Agreement provides that it will continue in effect for an initial period of two years (beginning on the date CDC AM acquires Nvest). After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, and (ii) by vote of a majority of the Independent Trustees.

  Each New Sub-Advisory Agreement may be terminated without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, on sixty days' written notice to the Sub-Adviser, (ii) by Nvest Management, on ninety days' written notice to the Sub-Adviser, or (iii) by the Sub-Adviser, upon ninety days' written notice to Nvest Management and the Trust, and each terminates automatically in the event of its "assignment" as defined in the Investment Company Act or upon termination of the Advisory Agreement.

  Each New Sub-Advisory Agreement provides that the Sub-Adviser will not be liable to the Adviser, the relevant Trust, the relevant Fund or its shareholders, except for liability arising from the Sub-Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its duty. In addition, each New Sub-Advisory Agreement provides that Nvest Management shall indemnify the Sub-Adviser for liability arising from any claim or demand by any past or present shareholder of the relevant Fund that is not based upon the obligations of the Sub-Adviser.

 Basis for the Trustees' Recommendations

  The Nvest Trustees determined at a meeting held on August 25, 2000 to recommend that each Nvest Fund's shareholders vote to approve the New Advisory Agreement and, where applicable, the New Sub-Advisory Agreement for their Fund. The Kobrick Trustees determined at a meeting held on August 21, 2000 to recommend that each Kobrick Fund's shareholders vote to approve the New Advisory Agreement for their Fund.

  In coming to this recommendation, the Trustees considered a wide range of information of the type they regularly consider when determining whether to continue a Fund's advisory agreement as in effect from year to year. (In each of the following, reference to the Sub-Advisers is for the Nvest Trustees only.) The Trustees considered information about, among other things:

  . the Advisers and Sub-Advisers and their respective personnel (including particularly those personnel with responsibilities for providing services to the Funds), resources and investment process;

  . the terms of the relevant advisory agreements (in this case, the New Agreements);

  . the scope and quality of the services that the Advisers and Sub-Advisers have been providing to the Funds;

  . the investment performance of the Funds and of similar funds managed by other advisers;

  . the advisory fee rates payable to the Advisers and certain Sub-Advisers by the Funds and by Nvest Management to certain Sub-Advisers with respect to the Funds, and by other funds and client accounts managed by the Advisers and Sub-Advisers, and payable by similar funds managed by other advisers (Appendix C to this Proxy Statement contains information comparing each Fund's advisory fee schedule to the fee schedule for other funds managed by such Fund's Adviser and, where applicable, the Fund's Sub-Adviser(s) that have investment objectives similar to the Fund's);

  . the total expense ratios of the Funds and of similar funds managed by other advisers;

  . the Advisers' and Sub-Advisers' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Advisers and Sub-Advisers (see "Certain Brokerage Matters" below and Appendix D for more information about these matters); and

  . compensation payable by the Funds to affiliates of the Advisers and Sub-Advisers for other services (see Appendix E to this Proxy Statement for more information about this compensation).

  In addition to reviewing these kinds of information, which the Trustees regularly consider on an annual or more frequent basis, the Trustees gave particular consideration to matters relating to the possible effects on the Advisers, the affiliated Sub-Advisers and the Funds of the acquisition of Nvest by CDC AM. Among other things, the Trustees considered:

  . the stated intention of Nvest and CDC AM that the Advisers and the affiliated Sub-Advisers will continue to have a high degree of managerial autonomy from their parent organizations and from other subsidiaries of Nvest;

  . the stated intention of Nvest, CDC AM, the Advisers and the affiliated Sub-Advisers that the acquisition not change the investment approach or process used by the Advisers and the affiliated Sub-Advisers in managing the Funds;

  . representations of senior executives of the Advisers, the affiliated Sub-Advisers and the portfolio managers of the Funds that they have no intention of terminating their employment with the Advisers or the affiliated Sub-Advisers as a result of CDC AM's acquisition of Nvest, and representations of the Advisers, the affiliated Sub-Adviser, Nvest and CDC AM that they have no intention of terminating the employment of these executives or portfolio managers as a result of the acquisition;

  . certain actions taken by CDC AM, Nvest, the Advisers and the affiliated Sub-Advisers to help retain and incent their key personnel;

  . assurances from the Advisers and the affiliated Sub-Advisers that they have no plans, as a result of or in connection with CDC AM's acquisition of Nvest, to change or discontinue existing arrangements under which it waives fees or bears expenses of certain of the Funds;

  . the general reputation and the financial resources of CDC AM and its parent organizations; and

  . the fact that affiliates of the Advisers and affiliated Sub-Advisers who currently provide transfer agency, administration and brokerage and distribution services to the Funds are willing to continue to do so following the acquisition, and that the compensation rates payable by the Funds for these services are not expected to change as a result of the acquisition.

  In addition, the Trustees considered that the agreement relating to the acquisition of Nvest by CDC AM provides that CDC AM and its immediate parent company will (subject to certain qualifications) use their reasonable best efforts to assure compliance with Section 15(f) of the Investment Company Act.
Section 15(f) provides that a mutual fund investment adviser or its affiliates can receive benefit or compensation in connection with a change of control of the investment adviser (such as CDC AM's acquisition of the Advisers' parent, Nvest) if two conditions are satisfied. First, for three years after the change of control, at least 75% of the members of the board of any registered investment company advised by the adviser must consist of persons who are not "interested persons," as defined in the Investment Company Act, of the adviser. (No changes in the current composition of the Trustees are required to satisfy this condition.) Second, no "unfair burden" may be imposed on any such registered investment company as a result of the change of control transaction or any express or implied terms, conditions or understandings applicable to the transaction. "Unfair burden" means any arrangement, during the two years after the transaction, by which the investment adviser or any "interested person" of the adviser receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any other person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company.

  After carefully considering the information summarized above, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and new Sub-Advisory Agreement(s) for each Nvest Fund (except Nvest Growth Fund) and to recommend that each Fund's shareholders vote to approve the New Advisory Agreement and, where applicable, the new Sub-Advisory Agreement for their Fund.

 Information About the Ownership of the Advisers, the Sub-Advisers and the CDC AM/Nvest Transaction

 Nvest Management.

  Nvest Funds Management, L.P. Nvest Management is a limited partnership that has one general partner, Nvest Distribution Corporation (the "Adviser General Partner"). John T. Hailer is the principal executive officer of the Adviser. Mr. Hailer's principal occupation is his position with Nvest Management. The address of Nvest Management, the Adviser General Partner and Mr. Hailer is 399

Boylston Street, Boston, Massachusetts 02116. The Adviser General Partner is a direct wholly-owned subsidiary of Nvest Holdings, Inc. ("Nvest Holdings"), which in turn is a direct wholly-owned subsidiary of Nvest. Nvest's managing general partner, Nvest Corporation, is a direct wholly-owned subsidiary of MetLife New England Holdings, Inc. MetLife New England Holdings, Inc. is a direct wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). Nvest Corporation is also the sole general partner of Nvest, L.P. Nvest, L.P., Nvest's advising general partner, is a publicly traded company listed on the New York Stock Exchange. In addition to owning Nvest Corporation, MetLife owns, directly or indirectly, approximately a 48% limited partnership interest in Nvest. Nvest, L.P. owns approximately 15% of Nvest. (These percentages, which are as of June 30, 2000, do not reflect the vesting and exercise, described below, of various options held by personnel of Nvest and of its affiliates, including the Advisers and the affiliated Sub-Advisers, to acquire limited partnership units of Nvest, L.P.) If the proposed acquisition is completed, Nvest Corporation will cease to be the managing general partner of Nvest and the general partner of Nvest, L.P., and MetLife will cease to own any partnership interest in Nvest. MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company listed on the New York Stock Exchange. The address of Nvest, Nvest Corporation, Nvest Holdings and Nvest, L.P. is 399 Boylston Street, Boston, Massachusetts 02116. The address of MetLife New England Holdings, Inc., MetLife and MetLife, Inc. is One Madison Avenue, New York, New York 10010.

 CGM.

  Capital Growth Management Limited Partnership. CGM is a limited partnership whose sole general partner, Kenbob, Inc., is a corporation owned in equal shares by Robert L. Kemp and G. Kenneth Heebner. Mr. Kemp and Mr. Heebner are the principal executive officers of CGM and the principal occupation of each principal executive officer is his position with CGM. The address of CGM, Mr. Kemp and Mr. Heebner is One International Place, Boston, Massachusetts 02110. Nvest owns a majority limited partnership interest in CGM. Information about Nvest and the ownership of Nvest is disclosed above under "Nvest Management." As of June 30, 2000, CGM had assets under management of approximately $7.228 billion.

 The Kobrick Adviser.

  Kobrick Funds LLC. The Kobrick Adviser is a limited liability company that has a board of managers consisting of the following four individuals:
Frederick Kobrick, Richard Goldman, Jeffrey Plunkett and Sherry Umberfield. Frederick Kobrick is the principal executive officer of the Kobrick Adviser. Mr. Kobrick's principal occupation is his position with the Kobrick Adviser. The address of the Kobrick Adviser, Mr. Kobrick and Mr. Goldman is 101 Federal Street, Boston, Massachusetts 02110. The address of Mr. Plunkett and Ms. Umberfield is 399 Boylston Street, Boston Massachusetts 02116. The Kobrick Adviser is a direct wholly-owned subsidiary of Nvest. Information about Nvest and the ownership of Nvest is disclosed above under "Nvest Management." As of June 30, 2000, the Kobrick Adviser had assets under management of approximately $1.1 billion.

 The Sub-Advisers.

  Back Bay Advisors, L.P. Back Bay Advisors, L.P. ("Back Bay Advisors") is a limited partnership that has one general partner, Back Bay Advisors, Inc. (the "Back Bay General Partner"). J. Michael Gaffney is the principal executive officer of Back Bay Advisors. Mr. Gaffney's principal occupation is his position with Back Bay Advisors. The address of Back Bay Advisors, the Back Bay General Partner and Mr. Gaffney is 399 Boylston Street, Boston, Massachusetts 02116. The Back Bay General Partner is a wholly-owned subsidiary of Nvest. Information about Nvest and the ownership of Nvest is disclosed above under "Nvest Management." As of June 30, 2000, Back Bay Advisors had assets under management of approximately $4.987 billion.

  Harris Associates L.P. Harris Associates L.P. ("Harris Associates") is a limited partnership that has one general partner, Harris Associates Inc. (the "Harris Associates General Partner"). Robert M. Levy is the principal executive officer of Harris Associates. Mr. Levy's principal occupation is his position with Harris Associates. The address of Harris Associates, the Harris Associates General Partner and Mr. Levy is Two North LaSalle Street, Chicago, Illinois 60602. The Harris Associates General Partner is a wholly-owned subsidiary of Nvest. Information about Nvest and the ownership of Nvest is disclosed above under "Nvest Management." As of June 30, 2000, Harris Associates had assets under management of approximately $10.8 billion.

  Janus Capital Corporation. Janus Capital Corporation ("Janus Capital") is a corporation that has a board of directors consisting of the following individuals: Thomas Bailey, James Craig, Michael Stoper, Michael Herman, Thomas McDonnell and Landon Rowland. Thomas Bailey is the chief executive officer of Janus Capital. Mr. Bailey's principal occupation is his position with Janus Capital. The address of Janus Capital and its directors is 100 Fillmore Street, Denver, Colorado 80206. Janus Capital is a majority-owned subsidiary of Stilwell Financial Inc., 114 West 11th Street, Kansas City, Missouri 64105. Stilwell Financial Inc. owns approximately 81.5% of the outstanding voting stock of Janus Capital and is a publicly traded holding company with principal operations in financial asset management businesses. Thomas Bailey owns approximately 12% of the outstanding voting stock of Janus Capital. Mr. Bailey by agreement with Stilwell Financial Inc. selects at least a majority of Janus Capital's Board subject to the approval of Stilwell Financial, which approval cannot be unreasonably withheld. As of June 30, 2000, Janus Capital had assets under management of approximately $304 billion.

  Jurika & Voyles, L.P. Jurika & Voyles, L.P. ("Jurika & Voyles") is a limited partnership that has one general partner, Jurika & Voyles, Inc. (the "Jurika & Voyles General Partner"). Christopher L. Bittman is the principal executive officer of Jurika & Voyles. Mr. Bittman's principal occupation is his position with Jurika & Voyles. The address of Jurika & Voyles, the Jurika & Voyles General Partner and Mr. Bittman is 1999 Harrison Street, Suite 700, Oakland, California 94162. The Jurika & Voyles General Partner is a wholly-owned subsidiary of Nvest. Information about Nvest and the ownership of Nvest is disclosed above under "Nvest Management." As of June 30, 2000, Jurika & Voyles had assets under management of approximately $2.635 billion.

  Loomis, Sayles & Company, L.P. Loomis, Sayles & Company, L.P. ("Loomis Sayles") is a limited partnership that has one general partner, Loomis, Sayles & Company, Inc. (the "Loomis Sayles General Partner"). Robert J. Blanding is the principal executive officer of Loomis Sayles. Mr. Blanding's principal occupation is his position with Loomis Sayles. The address of Loomis Sayles and the Loomis Sayles General Partner is One Financial Center, Boston, Massachusetts 02111. The address of Mr. Blanding is 555 California Street, San Francisco, California 94104. The Loomis Sayles General Partner is a wholly-owned subsidiary of Nvest. Information about Nvest and the ownership of Nvest is disclosed above under "Nvest Management." As of June 30, 2000, Loomis Sayles had assets under management of approximately $67.4 billion.

  Montgomery Asset Management, LLC. Montgomery Asset Management, LLC ("Montgomery") is a limited liability corporation that has a board of directors consisting of the following individuals: Stephen Doyles (chairman), Mark B. Geist, Andreas Kleffel, H. Josef Hockmann and Freidrich P. Schmitz. Mark B. Geist is the chief executive officer of Montgomery. Mr. Geist's principal occupation is his position with Montgomery. The address of Montgomery and its directors is 101 California Street, San Francisco, California 94111. Montgomery is a majority-owned subsidiary of Commerzbank AG, Platz der Einheit 1, 60261 Frankfurt an Main, Germany, which holds an 86.2% interest in Montgomery. As of June 30, 2000, Montgomery had assets under management of approximately $10.6 billion.

  RS Investment Management, L.P. RS Investment Management, L.P. ("RSIM") is a limited partnership with one general partner, RS Investment Management, Co. LLC (the "RSIM General Partner"). G. Randall Hecht is the Chief Executive Officer of RSIM. Mr. Hecht's principal occupation is his position with RSIM. The address of RSIM, the RSIM General Partner and Mr. Hecht is 388 Market Street, San Francisco, California 94111. As of June 30, 2000, RSIM had assets under management of approximately $11.9 billion.

  Vaughan, Nelson, Scarborough & McCullough, L.P. Vaughan, Nelson, Scarborough & McCullough, L.P. ("Vaughan Nelson") is a limited partnership that has one general partner, Vaughan, Nelson, Scarborough & McCullough, Inc. (the

"Vaughan Nelson General Partner"). Lee A. Lahourcade is the principal executive officer of Vaughan Nelson. Mr. Lahourcade's principal occupation is his position with Vaughan Nelson. The address of Vaughan Nelson, the Vaughan Nelson General Partner and Mr. Lahourcade is 6300 Chase Tower, Houston, Texas 77002. The Vaughan Nelson General Partner is a wholly-owned subsidiary of Nvest. Information about Nvest and the ownership of Nvest is disclosed above under "Nvest Management." As of June 30, 2000, Vaughan Nelson had assets under management of approximately $4.489 billion.

  Westpeak Investment Advisors, L.P. Westpeak Investment Advisors, L.P. ("Westpeak") is a limited partnership that has one general partner, Westpeak Investment Advisors, Inc. (the "Westpeak General Partner"). Gerald H. Scriver is the principal executive officer of Westpeak. Mr. Scriver's principal occupation is his position with Westpeak. The address of Westpeak, the Westpeak General Partner and Mr. Scriver is 1011 Walnut Street, Boulder, Colorado 80302. The Westpeak General Partner is a wholly-owned subsidiary of Nvest. Information about Nvest and the ownership of Nvest is disclosed above under "Nvest Management." As of June 30, 2000, Westpeak had assets under management of approximately $9.33 billion.

 Description of the Transaction

  On June 16, 2000, Nvest and CDC AM announced that they and certain of their respective affiliated companies had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Under the Merger Agreement, CDC AM would acquire all of the outstanding units of partnership interest in both Nvest and Nvest, L.P., at a price of $40 per unit. This price is subject to reduction (but not below $34 per unit) based in part on a formula that takes into account the investment advisory fees payable to the Advisers, the affiliated Sub-Advisers and other Nvest affiliates by their mutual fund and other investment advisory clients that have consented to the transaction. Under this formula, the price per unit that CDC AM will pay to acquire Nvest, including the price it will pay to those trustees and officers of the Trusts who hold or have been granted options to acquire units (see below), could be reduced if a Fund's shareholders do not approve the New Agreements for their Fund. Assuming a transaction price of $40 per unit, and the number of units and options outstanding as of June 30, 2000, the aggregate price payable by CDC AM to acquire all of the units of Nvest will be approximately $1.5 billion, and the aggregate price payable by CDC AM to acquire all of the units of Nvest, L.P. (including payments with respect to units subject to options) will be approximately $375 million.

  The transaction will not occur unless various conditions are satisfied (or waived by the parties, if permitted by law). One of these conditions is obtaining approval or consent from investment advisory clients of the Advisers, the affiliated

Sub-Advisers and other Nvest affiliates (including mutual fund clients) whose advisory fees represent a specified percentage of the total advisory fee revenues of the Nvest organization. Because of this condition, approval or disapproval by a Fund's shareholders of the New Agreements for their Fund, taken together with other clients' consents or approvals, could affect whether or not the transaction occurs. As described below, certain trustees and officers of the Trusts will receive certain material payments or benefits if the transaction occurs. The transaction will result in automatic termination of the Current Agreements. If for some reason the transaction does not occur, the automatic termination of the Current Agreements will not occur, and the New Agreements will not be entered into, even if they have been approved by the Funds' shareholders.

  As a result of the acquisition, Nvest and Nvest, L.P. would become indirect wholly-owned subsidiaries of CDC AM, which in turn is 60% owned by CDC Finance, a wholly-owned subsidiary of Caisse des depots et Consignations ("CDC"). Founded in 1816, CDC is a major diversified financial institution with a strong global presence in the banking, insurance, investment banking, asset management and global custody industries. In addition to its 60% ownership of CDC AM through CDC Finance, CDC owns 40% of CNP Assurances, the leading French insurance company, which itself owns 20% of CDC AM. CDC also owns 35% of Caisse National des Caisses d'Epargne, which also owns 20% of CDC AM. CDC is 100% owned by the French state. The main place of business of CDC AM is 7, place des Cinq Martyrs du Lycee Buffon, 75015 Paris, France. The registered address of CDC Finance is 56 rue de Lille, 75007 Paris, France. The registered address of CDC is 56 rue de Lille, 70057 Paris, France. The registered address of CNP Assurances is 4, place Raoul Dautry, 75015 Paris, France. The registered address of Caisse National des Caisses d'Epargne is 5, rue Masseran, 75007, Paris, France. Following the acquisition, it is expected that Nvest will be renamed CDC Asset Management--North America.

  Various personnel of Nvest and of its affiliates, including the Advisers and the affiliated Sub-Advisers, have previously been granted options to purchase limited partnership units of Nvest, L.P. ("Nvest L.P. Units"). The Merger Agreement provides that these options will vest and become fully exercisable immediately before CDC AM's acquisition of Nvest and Nvest, L.P., even though some of these options would not otherwise have vested or been exercisable at that time. Each option will be converted into the right to receive cash from Nvest in an amount equal to the difference between the option's exercise price and the transaction price of $40 per unit (subject to reduction, but not below $34 per unit as explained above).

  Certain Relationships and Interests of Trustees and Officers--Nvest
Funds. Peter S. Voss, a Trustee of the Nvest Funds Trusts and John T. Hailer, the

President of the Nvest Funds Trusts and a nominee for election as a Trustee of the Nvest Funds Trusts, and the following persons who are officers of the Nvest Funds Trusts, are also officers or employees of Nvest Management, directors of the Adviser General Partner or directors of Nvest Corporation:
John E. Pelletier and Thomas P. Cunningham (collectively, the "Nvest Management Affiliates"). Some of the Nvest Management Affiliates, including Messrs. Voss and Hailer, own partnership units in Nvest or Nvest, L.P. or have the right to acquire partnership units under options and, upon completion of CDC AM's acquisition of Nvest, will receive the consideration provided in the Merger Agreement for the partnership units they own or have the right to acquire under options. Depending on the number of units an Nvest Management Affiliate owns or has the right to acquire, the amount of consideration he or she receives could be substantial. In addition, the Merger Agreement provides that, in connection with CDC AM's acquisition of Nvest, certain Nvest Management Affiliates, including Messrs. Voss and Hailer, would enter into ongoing employment agreements or participate in a retention program described below. Among other matters, such an employment agreement would generally restrict an employee from competing with Nvest Management and soliciting clients of Nvest Management and would provide for substantial payments to be made if the employee remains employed for specified periods of up to five years, in addition to regular salary and bonus payments. Under the retention program, certain Nvest Management Affiliates would receive cash retention awards payable over one to three years. To receive these awards, which are in addition to regular salary and bonus payments and in some cases may be substantial in amount, an eligible Nvest Management Affiliate must remain employed by Nvest Management and must agree to refrain from competing with Nvest Management and soliciting clients of Nvest Management.

  Certain Relationships and Interests of Trustees and Officers--Kobrick
Funds. The following persons who are Trustees or officers of the Kobrick Funds Trust are also officers or employees of the Kobrick Adviser or members of the Kobrick Adviser's Board of Managers: Frederick R. Kobrick, Richard A. Goldman and Sherri A. Brown.

CERTAIN BROKERAGE MATTERS

  In their consideration of the New Agreements, the Trustees took account of the Advisers' and the Sub-Advisers' practices regarding the selection and compensation of brokers and dealers that execute portfolio transactions for the Funds, and the brokers' and dealers' provision of brokerage and research services to the Advisers and the Sub-Advisers. The Advisers and the Sub-Advisers have informed the Trustees that they do not expect to change these practices as a result of CDC AM's acquisition of Nvest. A summary of the brokerage practices of the Advisers and the Sub-Advisers is presented in Appendix D.

                                II. PROPOSAL 3

ELECTION OF TRUSTEES (FOR NVEST FUNDS TRUSTS ONLY)

  The purpose of this proposal is to elect a Board of Trustees of the Nvest Funds Trusts. Pursuant to the provisions of each of the Nvest Fund's Declaration of Trust, the Trustees have determined that the number of Trustees shall be fixed at nine. It is intended that the persons named as proxies will vote in favor of the election as Trustees of the nine nominees listed below, unless such authority has been withheld. Should the nominees be elected, each nominee's term of office will be until his or her successor is elected and qualified. If a nominee should be unavailable for election at the time of the meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion, or the Trustees may vote to fix the number of Trustees at fewer than nine.

  All nominees named below are currently Trustees of the Trusts except for John T. Hailer and have served in that capacity continuously since originally elected or appointed except for Mr. Allison as described in footnote A to the table below. None of the nominees are related to each other. Those nominees indicated by an asterisk (*) are "interested persons," as defined in the Investment Company Act, of the Trusts by virtue of their affiliation with the Trusts, Nvest Management, or the Funds' principal underwriter, Nvest Funds Distributor, L.P.

  The election of Trustees of the Nvest Funds Trusts will be by a plurality of the shares of each Trust (each Trust voting separately and all Funds of each Trust voting together as a single class) present at the meeting in person or by proxy. The nine nominees receiving the highest number of votes for such Trust cast at the Meeting, provided a quorum is present, shall be elected.

       NOMINEE                                                  YEAR OF
     NAME, (AGE),             PRINCIPAL OCCUPATION(S)         ELECTION OR
     POSITION(S)            DURING THE LAST FIVE YEARS**     APPOINTMENT***
     ------------       ------------------------------------ --------------
GRAHAM T. ALLISON, JR.  Douglas Dillon Professor and             1984A
(60) Trustee and        Director for the Center of Science
Contract Review and     and International Affairs, John F.
Governance Committee    Kennedy School of Government;
Member                  Special Advisor to the United States
                        Secretary of Defense; formerly,
                        Assistant Secretary of Defense;
                        formerly, Dean, John F. Kennedy
                        School of Government.
DANIEL M. CAIN (55)     President and CEO, Cain Brothers &        1996
Trustee and Audit and   Company, Incorporated (investment
Transfer Agent and      banking); Trustee, Universal Health
Shareholder Services    Realty Income Trust (Exchange),
Committee Member        Norman Rockwell Museum, Sharon
                        Health Corporation and National
                        Committee for Quality Healthcare
                        (all not-for-profit organizations);

       NOMINEE                                                 YEAR OF
    NAME, (AGE),             PRINCIPAL OCCUPATION(S)         ELECTION OR
     POSITION(S)           DURING THE LAST FIVE YEARS**     APPOINTMENT***
    ------------       ------------------------------------ --------------
KENNETH J. COWAN (68)  Retired; formerly, Senior Vice           1980B
Trustee and Contract   President-Finance and Chief
Review and Governance  Financial Officer, Blue Cross of
Committee Member       Massachusetts, Inc. and Blue Shield
                       of Massachusetts, Inc.; formerly,
                       Director, Neworld Bank for Savings
                       and Neworld Bancorp.
RICHARD DARMAN (57)    Partner, The Carlyle Group                1996
Trustee and Contract   (investments); Public Service
Review and Governance  Professor, Harvard Graduate School
Committee Member       of Government; Trustee, Council for
                       Excellence in Government (not for
                       profit); Director, Frontier Ventures
                       (personal investment); Director,
                       Telcom Ventures
                       (telecommunications); Director,
                       Prime Communications (cable
                       communications); Director, Neptune
                       Communications (undersea cable
                       systems); formerly, Director of the
                       U.S. Office of Management and Budget
                       and a member of President Bush's
                       Cabinet; formerly, Managing
                       Director, Shearson Lehman Brothers
                       (Investments).
SANDRA O. MOOSE (58);  Senior Vice President and Director,      1982C
Trustee and Audit and  The Boston Consulting Group, Inc.
Transfer Agent and     (management consulting); Director,
Shareholder Services   GTE Corporation (communications
Committee Member       services); Director, Rohm and Haas
                       Company (specialty chemicals);
                       Trustee, Boston Public Library
                       Foundation; Board of Overseers,
                       Museum of Fine Arts and Beth
                       Israel/New England Deaconess
                       Hospital; Director, Harvard Graduate
                       School Society Council; Member,
                       Visiting Committee, Harvard School
                       of Public Health.
JOHN A. SHANE (67)     President, Palmer Service                1982D
Trustee and Audit and  Corporation (venture capital
Transfer Agent and     organization); General Partner,
Shareholder Services   Palmer Partners L.P.; Director, Arch
Committee Member       Communications Group, Inc. (paging
                       service); Director, Eastern Bank
                       Corporation; Director, Gensym
                       Corporation (developer of expert
                       system software); Director, Overland
                       Data, Inc. (manufacturer of computer
                       tape drives); Director, United Asset
                       Management Corporation (holding
                       company for institutional money
                       management firms).
PETER S. VOSS* (53)    Director, President and Chief             1992
Trustee and Chairman   Executive Officer, Nvest, L.P. and
                       Nvest Companies, L.P.; Chairman of
                       the Board and Director, President
                       and Chief Executive Officer, Nvest
                       Corporation; Director, Nvest
                       Services Company; Director, Nvest
                       Distribution Corporation; Director
                       of various affiliates of Nvest Funds
                       Management, L.P.; formerly,
                       Director, New England Financial;
                       Board Member, Investment Company
                       Institute and United Way of
                       Massachusetts Bay; Committee Member,
                       New York Stock Exchange Listed
                       Company Advisory Committee.

        NOMINEE                                                  YEAR OF
     NAME, (AGE),              PRINCIPAL OCCUPATION(S)         ELECTION OR
      POSITION(S)            DURING THE LAST FIVE YEARS**     APPOINTMENT***
     ------------        ------------------------------------ --------------
PENDLETON P. WHITE (69)  Retired; formerly, President and         1981E
Trustee and Contract     Chairman of the Executive Committee,
Review and Governance    Studwell Associates (executive
Committee Member         search consultants); formerly,
                         Trustee, The Faulkner Corporation
                         (community hospital corporation).
JOHN HAILER* (39)        President and Chief Executive             Not
President                Officer, Nvest Funds Management,       Applicable
                         L.P.; President and Chief Executive
                         Officer, Nvest Funds Distributor,
                         L.P.; and Executive Vice President,
                         Nvest Distribution Corporation;
                         formerly, Senior Vice President,
                         International Division and Head of
                         Strategic Marketing, Fidelity
                         Investments.

-----------
** Except where noted to the contrary, each nominee's principal occupation and business experience has been with the employer(s) indicated, although in some cases the nominee may have held different positions with such employer.
*** The year provided is the earliest year during which a Trustee was elected or appointed for any of the Nvest Funds Trusts.
A Mr. Allison served as Trustee from 1984 to 1993 for Nvest Cash Management Trust, Nvest Tax Exempt Money Market Trust and Nvest Funds Trust I (including its predecessors) and for a short period in 1993 for Nvest Funds Trust II. Mr. Allison has served as Trustee from 1995 to the present for the Nvest Funds Trusts.
B Mr. Cowan has served as Trustee from 1980 to the present for Nvest Funds Trust II, from 1993 to the present for Nvest Cash Management Trust, Nvest Tax Exempt Money Market Trust and Nvest Funds Trust I and from 1995 to the present for Nvest Funds Trust III.
C Ms. Moose has served as Trustee from 1982 to the present for Nvest Cash Management Trust, Nvest Tax Exempt Money Market Trust and Nvest Funds Trust I, from 1993 to the present for Nvest Funds Trust II and from 1995 to the present for Nvest Funds Trust III.
D Mr. Shane has served as Trustee from 1982 to the present for Nvest Funds Trust II, from 1993 to the present for Nvest Cash Management Trust, Nvest Tax Exempt Money Market Trust and Nvest Funds Trust I, and from 1995 to the present for Nvest Funds Trust III.
E Mr. White has served as Trustee from 1981 to the present for Nvest Funds Trust II, from 1993 to the present for Nvest Cash Management Trust, Nvest Tax Exempt Money Market Trust and Nvest Funds Trust I and from 1995 to the present for Nvest Funds Trust III.

  If elected, the Trustees will hold office without limit in time except that
(a) any Trustee may resign; (b) the retirement age for any Trustee has been fixed by the Boards of Trustees at age 72 and any member reaching that age would retire at the end of the calendar year during which he or she reaches such age and (c) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. If a vacancy exists for any reason, the remaining Trustees will fill such vacancy by appointing another Trustee so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.

  The Boards of Trustees of Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III, which is currently composed of one interested and seven Independent Trustees, each met four times during the twelve months ended December 31, 1999. The Boards of Trustees of Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust, which is currently composed of one interested and seven Independent Trustees, each met four times during the twelve months ended June 30, 2000. For each Trust, all Trustees attended at least 75% of the board and relevant committee meetings held during each Trust's last fiscal year.

COMMITTEES

  The Contract Review and Governance Committee of the Nvest Funds Trusts is comprised solely of Independent Trustees and considers matters relating to advisory, sub-advisory and distribution arrangements, potential conflicts of interest between the adviser or subadviser and the Funds, and governance matters relating to the Funds, including the screening and nomination of candidates for election as Independent Trustees. The Contract Review and Governance Committee members are Messrs. White, Darman, and Allison. Mr. Cowan is chairman and member of the Contract Review and Governance Committee. The Contract Review and Governance Committee met four times during the most recent fiscal year of each Trust.

  The Audit and Transfer Agent and Shareholders Services Committee of the Nvest Funds is comprised solely of Independent Trustees and considers matters relating to the scope and results of the Funds' audits and serves as a forum in which the independent accountants can raise any issues or problems identified in the audit with the Board of Trustees. This Committee also reviews and monitors compliance with stated investment objectives and polices, regulations of the Securities and Exchange Commission and Internal Revenue Service as well as operational issues relating to the transfer agent. The Audit and Transfer Agent and Shareholders Services Committee members are Mr. Shane and Ms. Moose. Mr. Cain is Chairman and member of the Audit and Transfer Agent and Shareholders Services Committee. The Audit and Transfer Agent and Shareholders Services Committee met four times during the most recent fiscal year of each Trust.

TRUSTEE COMPENSATION

  The following table sets forth information describing the compensation of each Trustee and committee member for his or her services for the fiscal year ended June 30, 2000 or the fiscal year ended December 31, 1999, as applicable. The Funds have not adopted any pension or retirement plan for the Trustees.

                              COMPENSATION TABLE

                 TOTAL AGGREGATE COMPENSATION FROM EACH FUND*

                                                      DANIEL  KENNETH
                                         GRAHAM T.      M.      J.    RICHARD
          NAME OF NVEST FUND           ALLISON, JR.** CAIN*** COWAN** DARMAN**
          ------------------           -------------- ------- ------- --------
Balanced Fund.........................      2,763      2,950   2,950    2,763
Bullseye Fund.........................        747        767     767      747
Capital Growth Fund...................      2,119      2,251   2,251    2,119
Equity Income Fund....................        805        830     830      805
Growth and Income Fund................      4,026      4,313   4,313    4,026
Growth Fund...........................     12,315     13,285  13,285   12,315
International Equity Fund.............      1,070      1,117   1,117    1,070
Star Advisers Fund....................      7,921      8,524   8,524    7,921
Star Small Cap Fund...................      1,497      1,577   1,577    1,497
Star Value Fund.......................      2,888      3,086   3,086    2,888
Star Worldwide Fund...................      2,152      2,287   2,287    2,152
Bond Income Fund......................      2,588      2,759   2,759    2,588
Government Securities Fund............      1,278      1,342   1,342    1,278
High Income Fund......................      1,547      1,632   1,632    1,547
Intermediate Term Tax Free Fund of
  California..........................        907        940     940      907
Limited Term U.S. Government Fund.....      1,916      2,033   2,033    1,916
Massachusetts Tax Free Income Fund....      1,343      1,413   1,413    1,343
Municipal Income Fund.................      1,729      1,830   1,830    1,729
Short Term Corporate Income Fund......      1,158      1,213   1,213    1,158
Strategic Income Fund.................      2,455      2,616   2,616    2,455
Cash Management Trust -- Money Market
  Series..............................      5,462      5,847   5,847    5,462
Tax Exempt Money Market Trust.........      1,090      1,151   1,151    1,090
Intermediate Tax Free Fund of New
  Yorka...............................        192        196     192      192
TOTAL COMPENSATION FROM FUND
  COMPLEX***b, c......................     59,968     63,959  63,955   59,968

-----------
* Information is for the fiscal year ended June 30, 2000 for Cash Management Trust--Money Market Series and Tax Exempt Money Market Trust and is for the fiscal year ended December 31, 1999 for all remaining Nvest Funds.
** Member of the Contract Review and Governance Committee of which Mr. Cowan serves as chairman.
*** Member of the Audit and Transfer Agent and Shareholders Services Committee
    of which Mr. Cain serves as chairman.
a   This Fund discontinued operations on June 15, 1999.
b Compensation amounts include cash and amounts deferred at the election of the Trustees. As of June 30, 2000, the total amount of deferred compensation accrued for each Trustee was as follows: Mr. Allison $819,969; Mr. Cain $46,813; Mr. Cowan $80,000 and Mr. Darman $42,645.
c This amount reflects the aggregate compensation paid by Nvest Cash Management Trust--Money Market Series, Nvest Tax Exempt Money Market Trust, Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III which total 22 funds. Each Independent Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Boards that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Each committee chairman receives an additional retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Nvest Fund.

                              COMPENSATION TABLE

                 TOTAL AGGREGATE COMPENSATION FROM EACH FUND*
                                  (CONTINUED)

                                            SANDRA                    PENDLETON
                                              O.    JOHN A.  PETER S.    P.
           NAME OF NVEST FUND              MOOSE*** SHANE*** VOSS****  WHITE**
           ------------------              -------- -------- -------- ---------
Balanced Fund............................    2,763    2,763    $ 0      2,763
Bullseye Fund............................      747      747      0        747
Capital Growth Fund......................    2,119    2,119      0      2,119
Equity Income Fund.......................      805      805      0        805
Growth and Income Fund...................    4,026    4,026      0      4,026
Growth Fund..............................   12,315   12,315      0     12,315
International Equity Fund................    1,070    1,070      0      1,070
Star Advisers Fund.......................    7,921    7,921      0      7,921
Star Small Cap Fund......................    1,497    1,497      0      1,497
Star Value Fund..........................    2,888    2,888      0      2,888
Star Worldwide Fund......................    2,152    2,152      0      2,152
Bond Income Fund.........................    2,588    2,588      0      2,588
Government Securities Fund...............    1,278    1,278      0      1,278
High Income Fund.........................    1,547    1,547      0      1,547
Intermediate Term Tax Free Fund of
  California.............................      907      907      0        907
Limited Term U.S. Government Fund........    1,916    1,916      0      1,916
Massachusetts Tax Free Income Fund.......    1,343    1,343      0      1,343
Municipal Income Fund....................    1,729    1,729      0      1,729
Short Term Corporate Income Fund.........    1,158    1,158      0      1,158
Strategic Income Fund....................    2,455    2,455      0      2,455
Cash Management Trust--Money Market
  Series.................................    5,462    5,462      0      5,462
Tax Exempt Money Market Trust............    1,090      748      0      1,090
Intermediate Tax Free Fund of New Yorka..      192      192      0        192
TOTAL COMPENSATION FROM FUND COMPLEX***
  B......................................   59,968   59,626      0     59,968

-----------
* Information is for the fiscal year ended June 30, 2000 for Cash Management Trust--Money Market Series and Tax Exempt Money Market Trust and is for the fiscal year ended December 31, 1999 for all remaining Nvest Funds.
** Member of the Contract Review and Governance Committee of which Mr. Cowan serves as chairman.

*** Member of the Audit and Transfer Agent and Shareholders Services Committee
    of which Mr. Cain serves as chairman.
**** Mr. Voss is compensated for his services by Nvest.
a   This Fund discontinued operations on June 15, 1999.
b This amount reflects the aggregate compensation paid by Nvest Cash Management Trust--Money Market Series, Nvest Tax Exempt Money Market Trust, Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III which total 22 funds. Each Independent Trustee receives a retainer fee at the annual rate of $40,000 and meeting attendance fees of $3,500 for each meeting of the Boards that he or she attends. Each committee member receives an additional retainer fee at the annual rate of $6,000. Each committee chairman receives an additional retainer fee (beyond the $6,000 fee) at the annual rate of $4,000. These fees are allocated among the mutual fund portfolios in the Nvest Funds Trusts based on a formula that takes into account, among other factors, the relative net assets of each Nvest Fund.

 Certain Interests of Messrs. Voss and Hailer

  As discussed under "New Advisory and Sub-Advisory Agreements--Certain Relationships and Interests of Trustees and Officers," Messrs. Voss and Hailer have certain interests in the CDC AM/Nvest transaction and the matters to be acted upon at the Meeting.

 Executive Officers

  Executive Officers of the Trusts, in addition to Messrs. Voss and Hailer, and their ages (in parentheses) and principal occupations during at least the past five years are listed below.

  Thomas P. Cunningham--Treasurer (54); Senior Vice President, Nvest Services Company; Senior Vice President, Nvest Management; formerly, Vice President, Allmerica Financial Life Insurance and Annuity Company, formerly, Treasurer, Allmerica Investment Trust; formerly, Vice President, First Data Investor Services Group.

  John E. Pelletier--Secretary and Clerk (36); Director, Nvest Distribution Corporation; Senior Vice President, General Counsel, Secretary and Clerk, Nvest Funds Distributor, L.P.; Senior Vice President, General Counsel, Secretary and Clerk, Nvest Management; Executive Vice President, General Counsel, Secretary and Clerk, Nvest Services Company; formerly, Senior Vice President and General Counsel, Funds Distributor, Inc. (mutual funds service company); formerly, Vice President and General Counsel, Boston Institutional Group (mutual funds service company); formerly, Senior Vice President and General Counsel, Financial Research Corporation.

 Independent Accountants

  At the regular meeting of the Boards of Trustees on February 25, 2000, PricewaterhouseCoopers, LLP was selected and approved by the Boards of Trustees of Nvest Funds Trust I, Nvest Funds Trust II and Nvest Funds Trust III to serve as the Funds' independent accountant for the fiscal year ending December 31, 2000. At the regular meeting of the Boards of Trustees on August 25, 2000, PricewaterhouseCoopers, LLP was selected and approved by the Boards of Trustees of Nvest Cash Management Trust and Nvest Tax Exempt Money Market Trust to serve as the Funds' independent accountant for the fiscal year ending June 30, 2001. Representatives of PricewaterhouseCoopers LLP are expected to be available at the Meeting. If they so desire, they may have an opportunity to make a statement and are expected to be available to respond to appropriate questions.

NOMINATION OF DIRECTORS BY SHAREHOLDERS

  The Amended and Restated Agreement and Declaration of Trust of each Nvest Funds Trust does not provide for the annual election of Trustees. However, in accordance with the Investment Company Act, (i) each Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and
(ii) if, as a result of a vacancy in the Board of Trustees, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may only be filled by a vote of the shareholders.

                            III. OTHER INFORMATION

  Principal Underwriter's and Administrator's Address. The Adviser General Partner is the sole general partner of Nvest Funds Distributor, L.P., the Funds' principal underwriter (the "Distributor"), and the sole shareholder of Nvest Services Company, Inc. ("Nvest Services"), the Funds' transfer and dividend disbursing agent and the Funds' administrator. Nvest owns the entire limited partnership interest in the Distributor. The address of the Distributor and Nvest Services is 399 Boylston Street, Boston, MA 02116.

  FUND ANNUAL AND SEMI-ANNUAL REPORTS. EXCEPT AS STATED OTHERWISE, THE NVEST FUNDS AND KOBRICK FUNDS HAVE PREVIOUSLY SENT THEIR ANNUAL AND SEMIANNUAL REPORTS TO THEIR SHAREHOLDERS AS OF THE RELEVANT DATE. NVEST CASH MANAGEMENT TRUST--MONEY MARKET SERIES AND NVEST TAX EXEMPT MONEY MARKET TRUST HAVE PREVIOUSLY SENT THEIR ANNUAL REPORT TO THEIR SHAREHOLDERS. YOU CAN OBTAIN A COPY OF THESE REPORTS WITHOUT CHARGE BY WRITING TO NVEST FUNDS DISTRIBUTOR, L.P., 399 BOYLSTON STREET, BOSTON, MA 02116 OR BY CALLING 1-800-225-5478. IN ADDITION, THE FUNDS' ANNUAL AND SEMI-ANNUAL REPORTS ARE

AVAILABLE ON OUR WEBSITE AT WWW.NVESTFUNDS.COM (CLICK ON FUND INFORMATION AND THEN FINANCIAL REPORTS).

  Certain Purchases and Sales of Securities of Nvest, Nvest, L.P. and MetLife, Inc. [TO BE PROVIDED.]

  Outstanding Shares and Significant Shareholders. Shareholders of record at the close of business on August 29, 2000 are entitled to notice of and to vote at the Meeting and any adjourned session. Appendix F to this Proxy Statement lists for each Fund the total number of shares outstanding as of July 24, 2000 for each class of the Fund's shares entitled to vote at the Meeting. It also identifies holders, as of July 18, 2000, of more than 5% of any class of shares of each Fund, and contains information about the shareholdings in the Funds of the Trustees and the executive officers of the Funds.

 Information About Proxies and the Conduct of the Meeting

  Solicitation of Proxies. Proxies will be solicited primarily by mailing this Proxy Statement and its enclosures, but proxies may also be solicited through further mailings, telephone calls, personal interviews or e-mail by officers of the Funds or by employees or agents of the Adviser, a Sub-Adviser or of Nvest and its affiliated companies. In addition, D.F. King & Co., Inc. has been engaged to assist in the solicitation of proxies, at an estimated cost of
approximately [$     ].

  Costs of Solicitation. The costs of the Meeting, including the costs of soliciting proxies, will be paid by the Advisers, a Sub-Adviser, Nvest or CDC AM to the extent the costs relate to the CDC AM transaction. [A portion of the costs of printing and mailing this proxy statement to shareholders will be allocated to the Nvest Funds to the extent the costs relate to the proposal to elect Trustees.].

  Voting and Tabulation of Proxies. Shares represented by duly executed and timely proxies will be voted as instructed on the proxy. If no instructions are given, the proxy will be voted in favor of the relevant New Agreement(s) and in favor of the nominees for election as Trustees of the Nvest Funds Trusts. You may vote by any one of the three following methods: (1) by mailing the enclosed proxy card, (2) through use of the internet or (3) by telephone. If you mail the enclosed proxy and no choice is indicated for a proposal listed in the attached Notice of Meeting, your proxy will be voted in favor of that proposal, including all of the nominees for election as Trustees. Votes made through use of the internet or by telephone must have an indicated choice in order to be accepted. At any time before it has been voted, your proxy may be revoked in one of the following ways: (i) by sending a signed, written letter of revocation to the Secretary of the Trust, (ii) by properly executing a later-dated proxy (by any of the methods of voting described above), or
(iii) by attending the Meeting, requesting return of any previously delivered proxy and voting in person.

  Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Funds as tellers for the Meeting (the "Tellers"). Forty percent of the shares of any Nvest Fund and fifty percent of the shares of any Kobrick Fund outstanding on the record date, present in person or represented by proxy, constitute quorums for the transaction of business by the shareholders of that Fund at the Meeting. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions, and "broker non-votes," as shares that are present and entitled to vote. Since these shares will be counted as present, but not as voting in favor of any proposal, these shares will have the same effect as if they cast votes against the proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

  Votes on Proposals 1 and 2 (New Advisory and Sub-Advisory Agreements) will be tabulated on an individual Fund basis, such that shareholders of each Fund will vote separately on these proposals. Votes on Proposal 3 (Election of Trustees) will be tabulated on a Trust basis, such that shareholders of the Funds within each Nvest Funds Trust will vote together as a single class for the Board of Trustees.

  Required Vote. For each Fund, the vote required to approve the New Advisory Agreement and a New Sub-Advisory Agreement is the lesser of (1) 67% of the shares of that Fund that are present at the Meeting, if the holders of more than 50% of the shares of the Fund outstanding as of the record date are present or represented by proxy at the Meeting, or (2) more than 50% of the shares of the Fund outstanding on the record date. If the required vote is not obtained for any Fund, the Trustees will consider what other actions to take in the best interests of that Fund.

  The election of Trustees of the Nvest Funds Trusts will be by a plurality of the shares of each Trust (each Trust voting separately and all Funds of each Trust voting together as a single class) present at the meeting in person or by proxy. The nine nominees receiving the highest number of votes for such Trust cast at the Meeting, provided a quorum is present, shall be elected.

  Adjournments; Other Business. In the event that a quorum is not present for purposes of acting on a proposal, or if sufficient votes in favor of a proposal are not received by the time of the Meeting, the persons named as proxies may propose that the Meeting be adjourned one or more times as to that Fund to permit further solicitation of proxies. Any adjournment requires the affirmative vote of more than 50% of the total number of shares of that Fund that are present in person or by proxy when the adjournment is being voted on. The persons named as proxies will vote in favor of any such adjournment all proxies that they are entitled to vote in favor of any proposal that has not yet then been adopted. They will vote against any such adjournment any proxy that directs them to vote against each proposal that has not yet then been adopted. They will not vote any proxy that directs them to abstain from voting on the New Advisory Agreement and/or New Sub-Advisory Agreement.

  The Meeting has been called to transact any business that properly comes before it. The only business that management of the Funds intends to present or knows that others will present is the approval of the New Agreements and the election of the Trustees of the Nvest Funds Trusts. If any other matters properly come before the Meeting, and on all matters incidental to the conduct of the Meeting, the persons named as proxies intend to vote the proxies in accordance with their judgment, unless the Secretary of the Trust has previously received written contrary instructions from the shareholder entitled to vote the shares.

  Shareholder Proposals at Future Meetings. The Trusts do not hold annual or other regular meetings of shareholders. Shareholder proposals to be presented at any future meeting of shareholders of a Funds must be received by the Fund in writing a reasonable amount of time before the Trust solicits proxies for that meeting, in order to be considered for inclusion in the proxy materials for that meeting.

                                                                     APPENDIX A1

                              ADVISORY AGREEMENTS

                                                                                                        DATE OF LAST
                                                                                                        SHAREHOLDER
                                                                        DESCRIPTION OF TRUSTEE ACTION   APPROVAL OF
                                                   DATE OF CURRENT       REGARDING CURRENT ADVISORY   CURRENT ADVISORY
                             ADVISORY FEE RATE         ADVISORY         AGREEMENT SINCE BEGINNING OF   AGREEMENT AND
   NAME OF FUND               SCHEDULE/1/,/2/         AGREEMENT            FUND'S LAST FISCAL YEAR         REASON
   ------------              -----------------     ----------------     ----------------------------- ----------------
Kobrick Capital Fund      1.00% of each Kobrick            7/7/99                     *
Kobrick Emerging Growth   Fund
Fund
Kobrick Growth Fund

Nvest Growth Fund         0.75% of the first $200         8/30/96                    **
                          million; 0.70% of the       (amended 6/1/99)
                          next $300 million; 0.65%
                          over $500 million; and
                          0.60% over $2 billion

Nvest Balanced Fund       0.75% of the first $200          8/30/96                   **
                          million; 0.70% of the       (amended 5/1/98)
                          next $300 million; and
                          0.65% over $500 million

Nvest Bullseye Fund       0.95% of the first $200         3/31/98                    **
                          million; 0.90% of the
                          next $300 million; and
                          0.85% over $500 million

Nvest Capital Growth      0.75% of the first $200          8/30/96                   **
Fund                      million; 0.70% of the       (amended 5/1/98)
                          next $300 million; and
                          0.65% over $500 million

Nvest Equity Income Fund  0.70% of the first $200          8/30/96                   **
(expense cap)             million; 0.65% of the       (amended 5/1/98)
                          next $300 million; and
                          0.60% over $500 million


                                      A1-1

                                                                                                       DATE OF LAST
                                                                                                       SHAREHOLDER
                                                                       DESCRIPTION OF TRUSTEE ACTION   APPROVAL OF
                                                   DATE OF CURRENT      REGARDING CURRENT ADVISORY   CURRENT ADVISORY
                             ADVISORY FEE RATE        ADVISORY         AGREEMENT SINCE BEGINNING OF   AGREEMENT AND
   NAME OF FUND               SCHEDULE/1/,/2/         AGREEMENT           FUND'S LAST FISCAL YEAR         REASON
   ------------              -----------------     ---------------     ----------------------------- ----------------
Nvest Growth and Income   0.70% of the first $200         8/30/96                   **
Fund                      million; 0.65% of the      (amended 5/1/98)
                          next $300 million; and
                          0.60% over $500 million

Nvest International       0.90% of the first $200         8/30/96                   **
Equity Fund               million; 0.85% of the      (amended 5/1/98)
                          next $300 million; and
                          0.80% over $500 million

Nvest Star Advisers Fund  1.05% of the first $1          8/30/96                    **
                          billion; and 1.00% over    (amended 5/7/97
                          $1 billion                    and 5/1/98)

Nvest Star Small Cap      1.05%                          12/31/96                   **
Fund                                                 (amended 5/1/98)

Nvest Star Value Fund     0.75% of the first $200         8/30/96                   **
                          million; 0.70% of the      (amended 5/1/98)
                          next $300 million; and
                          0.65% over $500 million

Nvest Star Worldwide      1.05%                           8/30/96                   **
Fund                                                 (amended 5/1/98)

Nvest Bond Income Fund    0.50% of the first $100         8/30/96                   **
                          million; and 0.375% over   (amended 5/1/98)
                          $100 million

Nvest Government          0.65% of the first $200         8/30/96                   **
Securities Fund           million; 0.625% of the     (amended 5/1/98)
                          next $300 million; and
                          0.60% over $500 million


                                      A1-2

                                                                                                      DATE OF LAST
                                                                                                      SHAREHOLDER
                                                                      DESCRIPTION OF TRUSTEE ACTION   APPROVAL OF
                                                  DATE OF CURRENT      REGARDING CURRENT ADVISORY   CURRENT ADVISORY
                            ADVISORY FEE RATE        ADVISORY         AGREEMENT SINCE BEGINNING OF   AGREEMENT AND
   NAME OF FUND              SCHEDULE/1/,/2/         AGREEMENT           FUND'S LAST FISCAL YEAR         REASON
   ------------             -----------------     ---------------     ----------------------------- ----------------
Nvest High Income Fund   0.70% of the first $200         8/30/96                   **
                         million; and 0.65% over    (amended 5/1/98)
                         $200 million

Nvest Intermediate Term  0.525% of the first $200        8/30/96                   **
Tax Free Fund of         million; 0.50% of the      (amended 5/1/98)
California               next $300 million; and
                         0.475% over $500 million

Nvest Limited Term U.S.  0.65% of the first $200         8/30/96                   **
Government Fund          million; 0.625% of the     (amended 5/1/98)
                         next $300 million; and
                         0.60% over $500 million

Nvest Massachusetts Tax  0.60% of the first $100         8/30/96                   **
Free Income Fund         million; and 0.50% over    (amended 5/1/98)
                         $100 million

Nvest Municipal Income   0.50% of the first $100         8/30/96                   **
Fund                     million; and 0.375% over   (amended 5/1/98)
                         $100 million

Nvest Short Term         0.55% of the first $200         8/30/96                   **
Corporate Income Fund    million; 0.51% of the      (amended 5/1/98)
                         next $300 million; and
                         0.47% over $500 million

Nvest Strategic Income   0.65% of the first $200         8/30/96                   **
Fund                     million; and 0.60% over    (amended 5/1/98)
                         $200 million


                                      A1-3

                                                                                                     DATE OF LAST
                                                                                                     SHAREHOLDER
                                                                     DESCRIPTION OF TRUSTEE ACTION   APPROVAL OF
                                                 DATE OF CURRENT      REGARDING CURRENT ADVISORY   CURRENT ADVISORY
                           ADVISORY FEE RATE        ADVISORY         AGREEMENT SINCE BEGINNING OF   AGREEMENT AND
   NAME OF FUND             SCHEDULE/1/,/2/         AGREEMENT           FUND'S LAST FISCAL YEAR         REASON
   ------------            -----------------     ---------------     ----------------------------- ----------------
Nvest Cash Management   0.425% of the first $500        8/30/96                   **
Trust--Money Market     million; 0.40% of the      (amended 5/1/98)
Series                  next $500 million; 0.35%
                        of the next $500
                        million; 0.30% of the
                        next $500 million; and
                        0.25% over $2 billion

Nvest Tax Exempt Money  0.40% of the first $100         8/30/96                   **
Market Trust            million; and 0.30% over    (amended 5/1/98)
                        $100 million

----
/1/Fee rates are annualized and are applied to each Fund's average daily net assets.
/2/Through May 1, 2001, Nvest Management will waive its management fee (and to the extent necessary, bear the other expenses) to the extent that expenses of each class of a Fund, exclusive of brokerage, interest, taxes and deferred organizational expenses, would exceed the following annual rates:
  1.75%, 2.50% and 2.50% of the average daily net assets for classes A, B and C, respectively, of Nvest Bullseye Fund; 1.50%, 2.25% and 2.25% of the average daily net assets for classes A, B and C, respectively, of Nvest Equity Income Fund; 0.85% and 1.60% of the average daily net assets for classes A and B, respectively, of Nvest Intermediate Term Tax Free Fund of California; 1.20% and 1.85% of the average daily net assets for Classes A and B, respectively, of Nvest Massachusetts Tax Free Income Fund; and 0.90%, 1.65%, 1.65% and 0.60% of the average daily net assets for classes A, B, C and Y, respectively, of Nvest Short Term Corporate Income Fund. Through at least January 31, 2001, the Kobrick Adviser has given a binding undertaking to limit the total amount of expenses, excluding certain expenses, to 1.50%, 2.25%, 2.25% and 1.25% of the average daily net assets for classes A, B, C and Y, respectively, of Kobrick Capital Fund and Kobrick Emerging Growth Fund and 1.40%, 2.15%, 2.15% and 1.15% of the average daily net assets for classes A, B, C and Y, respectively, of Kobrick Growth Fund.
* On July 7, 1999, shareholders of the Kobrick Funds approved the Current Advisory Agreement for a two-year term, effective upon the acquisition of the Kobrick Adviser by Nvest.
** On May 12, 2000, the Trustees approved the continuation of the Current
   Advisory Agreement for a one-year period commencing June 1, 2000.


                                      A1-4

                                                                     APPENDIX A2

                            SUB-ADVISORY AGREEMENTS

                                                                      DESCRIPTION OF    DATE OF LAST
                                                                      TRUSTEE ACTION    SHAREHOLDER
                                                                    REGARDING CURRENT     APPROVAL
                                                                         ADVISORY        OF CURRENT
                                                   DATE OF CURRENT   AGREEMENT SINCE      ADVISORY
                           SUB-ADVISORY FEE RATE    SUB-ADVISORY   BEGINNING OF FUND'S   AGREEMENT
   NAME OF FUND               SCHEDULE/1/, /2/        AGREEMENT      LAST FISCAL YEAR    AND REASON
   ------------            ---------------------   --------------- -------------------  ------------
NVEST BALANCED FUND       0.535% of the first $200     8/30/96              **
                          million; 0.35% of the        (amended
                          next $300 million; and       5/1/98)
                          0.30% over $500 million

NVEST BULLSEYE FUND       0.57% of the first $200      3/31/98              **
                          million; 0.50% of the
                          next $300 million; and
                          0.43% over $500 million

NVEST CAPITAL GROWTH      0.40% of the first $200      4/17/98              **
FUND                      million 0.35% of the
                          next $300 million; and
                          0.30% over $500 million

NVEST EQUITY INCOME FUND  0.40% of the first $200     07/27/99              **
                          million; 0.325% of the
                          next $300 million; and
                          0.275% over $500 million

NVEST GROWTH AND INCOME   0.50% of the first $25       8/30/96              **
FUND                      million; 0.40% of the        (amended
                          next $75 million; 0.35%      5/1/98)
                          of the next $100
                          million; and 0.30% over
                          $200 million

NVEST INTERNATIONAL       0.40% of the first $200      2/14/97              **
EQUITY FUND               million; and 0.35% over      (amended
                          $200 million                 5/1/98)

                                      A2-1

                                                                      DESCRIPTION OF    DATE OF LAST
                                                                      TRUSTEE ACTION    SHAREHOLDER
                                                                    REGARDING CURRENT     APPROVAL
                                                                         ADVISORY        OF CURRENT
                                                   DATE OF CURRENT   AGREEMENT SINCE      ADVISORY
                           SUB-ADVISORY FEE RATE    SUB-ADVISORY   BEGINNING OF FUND'S   AGREEMENT
   NAME OF FUND               SCHEDULE/1/,/2/         AGREEMENT      LAST FISCAL YEAR    AND REASON
   ------------            ---------------------   --------------- -------------------  ------------
NVEST STAR ADVISERS FUND
Harris Associates         0.65% of the first $50      10/17/97              **
                          million; 0.60% of the        (amended
                          next $50 million; and        5/1/98)
                          0.55% over $100 million

Kobrick Funds LLC         0.55% of the first $50      10/29/99              **           10/29/99
                          million; 0.50% of the                                          to
                          next $200 million; and                                         replace
                          0.475% over 250 million                                        a sub-
                                                                                         adviser

Janus Capital             0.55% of the first $50       8/30/96              **
                          million; and 0.50% over
                          $50 million

Loomis Sayles             0.55% of the first $50      10/17/97              **
                          million; 0.50% of the        (amended
                          next $200 million; and       5/1/98)
                          0.475% over $250 million

NVEST STAR SMALL CAP
FUND Harris Associates    0.70%                       12/31/96              **
                                                       (amended
                                                       5/1/98)

Loomis Sayles             0.55% of the first $50      12/31/96              **
                          million; and 0.50% over      (amended
                          $50 million                  5/1/98)

Montgomery                0.65% of the first $50       7/31/97              **
                          million; and 0.50% over
                          $50 million

                                      A2-2

                                                                                   DESCRIPTION OF    DATE OF LAST
                                                                                   TRUSTEE ACTION    SHAREHOLDER
                                                                                 REGARDING CURRENT     APPROVAL
                                                                                      ADVISORY        OF CURRENT
                                                                DATE OF CURRENT   AGREEMENT SINCE      ADVISORY
                                        SUB-ADVISORY FEE RATE    SUB-ADVISORY   BEGINNING OF FUND'S   AGREEMENT
   NAME OF FUND                            SCHEDULE/1/,/2/         AGREEMENT      LAST FISCAL YEAR    AND REASON
   ------------                         ---------------------   --------------- -------------------  ------------
NVEST STAR SMALL CAP FUND (CONTINUED)
RSIM                                   0.55% of the first $50       2/26/99              **
                                       million; and 0.50% over
                                       $50 million

NVEST STAR VALUE FUND
Harris Associates                      0.50% of the first $100      4/19/00              **          4/19/00 To
                                       million; and 0.45% over                                       approve
                                       $100 million                                                  new sub-
                                                                                                     advisers
                                                                                                     related to
                                                                                                     creating a
                                                                                                     multi-
                                                                                                     segment
                                                                                                     fund

Loomis Sayles                          0.535% of the first $200     4/19/00              **          4/19/00 To
                                       million; 0.350% of the                                        approve
                                       next $300 million; and                                        new sub-
                                       0.300% over $500 million                                      advisers
                                                                                                     related to
                                                                                                     creating a
                                                                                                     multi-
                                                                                                     segment
                                                                                                     fund

Vaughan Nelson                         0.50% of the first $25       4/19/00              **          4/19/00 To
                                       million; 0.40% of the                                         approve
                                       next $175 million;                                            new sub-
                                       0.325% of the next $300                                       advisers
                                       million; and 0.275% over                                      related to
                                       $500 million                                                  creating a
                                                                                                     multi-
                                                                                                     segment
                                                                                                     fund

                                      A2-3

                                                                    DESCRIPTION OF    DATE OF LAST
                                                                    TRUSTEE ACTION    SHAREHOLDER
                                                                  REGARDING CURRENT     APPROVAL
                                                                       ADVISORY        OF CURRENT
                                                 DATE OF CURRENT   AGREEMENT SINCE      ADVISORY
                         SUB-ADVISORY FEE RATE    SUB-ADVISORY   BEGINNING OF FUND'S   AGREEMENT
   NAME OF FUND             SCHEDULE/1/,/2/         AGREEMENT      LAST FISCAL YEAR    AND REASON
   ------------          ---------------------   --------------- -------------------  ------------
NVEST STAR VALUE FUND
(CONTINUED)
Westpeak                0.50% of the first $25       4/19/00              **           4/19/00
                        million; 0.40% of the                                          To
                        next $75 million; 0.35%                                        approve
                        of the next $100                                               new sub-
                        million; and 0.30% over                                        advisers
                        $200 million                                                   related
                                                                                       to
                                                                                       creating
                                                                                       a multi-
                                                                                       segment
                                                                                       fund

NVEST STAR WORLDWIDE
FUND
Harris Associates       0.65% of the first $50       8/30/96              **
                        million; 0.60% of the        (amended
                        next $50 million; and        5/1/98)
                        0.55% over $100 million

Loomis Sayles           0.65% of the first $50       4/14/00              **           4/14/00
                        million; 0.60% of the                                          To
                        next $50 million; and                                          replace
                        0.55% over $100 million                                        a sub-
                                                                                       adviser

Montgomery              0.85% of the first $25       8/3/98               **
                        million; 0.65% of the
                        next $25 million; and
                        0.55% over $50 million

NVEST BOND INCOME FUND  0.25% of the first 100       8/30/96              **
                        million; and 0.1875%         (amended
                        over $100 million            5/1/98)

                                      A2-4

                                                                     DESCRIPTION OF    DATE OF LAST
                                                                     TRUSTEE ACTION    SHAREHOLDER
                                                                   REGARDING CURRENT     APPROVAL
                                                                        ADVISORY        OF CURRENT
                                                  DATE OF CURRENT   AGREEMENT SINCE      ADVISORY
                          SUB-ADVISORY FEE RATE    SUB-ADVISORY   BEGINNING OF FUND'S   AGREEMENT
   NAME OF FUND              SCHEDULE/1/,/2/         AGREEMENT      LAST FISCAL YEAR    AND REASON
   ------------           ---------------------   --------------- -------------------  ------------
NVEST GOVERNMENT         0.325% of the first $200     8/30/96              **
SECURITIES FUND          million; 0.3125% of the      (amended
                         next $300 million; and       5/1/98)
                         0.30% over $500 million

NVEST HIGH INCOME FUND   0.35% of the first $200      8/30/96              **
                         million; and 0.30% over      (amended
                         $200 million                 5/1/98)

NVEST INTERMEDIATE TERM  0.2625% of the first         8/30/96              **
TAX FREE FUND OF         $200 million; 0.25% of       (amended
CALIFORNIA               the next $300 million;       5/1/98)
                         and 0.2375% over $500
                         million

NVEST LIMITED TERM U.S.  0.325% of the first $200     8/30/96              **
GOVERNMENT FUND          million; 0.3125% of the      (amended
                         next $300 million; and       5/1/98)
                         0.30% over $500 million

NVEST MASSACHUSETTS TAX  0.30% of the first $100      8/30/96              **
FREE INCOME FUND         million; and 0.25% over      (amended
                         $100 million                 5/1/98)

NVEST MUNICIPAL INCOME   0.25% of the first $100      8/30/96              **
FUND                     million; and 0.1875%         (amended
                         over $100 million            5/1/98)

NVEST SHORT TERM         0.275% of the first $200     8/30/96              **
CORPORATE INCOME FUND    million; 0.255% of the       (amended
                         next $300 million; and       5/1/98)
                         0.235% over $500 million

                                      A2-5

                                                                                        DATE OF
                                                                    DESCRIPTION OF       LAST
                                                                    TRUSTEE ACTION    SHAREHOLDER
                                                                  REGARDING CURRENT    APPROVAL
                                                                       ADVISORY       OF CURRENT
                                                 DATE OF CURRENT   AGREEMENT SINCE     ADVISORY
                         SUB-ADVISORY FEE RATE    SUB-ADVISORY   BEGINNING OF FUND'S   AGREEMENT
   NAME OF FUND             SCHEDULE/1/,/2/         AGREEMENT      LAST FISCAL YEAR   AND REASON
   ------------          ---------------------   --------------- -------------------  -----------
NVEST STRATEGIC INCOME  0.35% of the first $200      8/30/96              **
FUND                    million; and 0.30% over      (amended
                        $200 million                 5/1/98)

NVEST CASH MANAGEMENT   0.205% of the first $500     8/30/96              **
TRUST--MONEY MARKET     million; 0.18% of the       (amended
SERIES                  next $500 million; 0.16%     5/1/98)
                        of the next $500
                        million; 0.14% of the
                        next $500 million; and
                        0.12% over $2 billion

NVEST TAX EXEMPT MONEY  0.20% of the first $100      8/30/96              **
MARKET TRUST            million; and 0.15% over      (amended
                        $100 million                 5/1/98)

----
/1/Fee rates are annualized and are applied to each Fund's (or each segment's, where applicable) average daily net assets.
/2/Through May 1, 2001, Nvest Management will waive its management fee (and to the extent necessary, bear the other expenses) to the extent that expenses of each class of a Fund, exclusive of brokerage, interest, taxes and deferred organizational expenses, would excess the following annual rates:
  1.75%, 2.50% and 2.50% of the average daily net assets for classes A, B and C, respectively, of Nvest Bullseye Fund; 1.50%, 2.25% and 2.25% of the average daily net assets for classes A, B and C, respectively, of Nvest Equity Income Fund; 0.85% and 1.60% of the average daily net assets for classes A and B, respectively, of Nvest Intermediate Term Tax Free Fund of California; 1.20% and 1.85% of the average daily net assets for Classes A and B, respectively, of Nvest Massachusetts Tax Free Income Fund; and 0.90%, 1.65%, 1.65% and 0.60% of the average daily net assets for classes A, B, C and Y, respectively, of Nvest Short Term Corporate Income Fund.
** On May 12, 2000, the Trustees approved the continuation of the Current Sub-
   Advisory Agreement for a one-year period commencing June 1, 2000.

                                      A2-6

                                                                    APPENDIX B1

                    FORM OF INVESTMENT ADVISORY AGREEMENTS

                              NVEST          FUND

                              ADVISORY AGREEMENT

  AGREEMENT made the [date] day of       , 20 , by and between NVEST     TRUST
  , a Massachusetts business trust (the "Fund"), with respect to its Nvest Fund series (the "Series"), and [NVEST FUNDS MANAGEMENT, L.P. or CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP], a Delaware limited partnership (the "Manager").

                                  WITNESSETH:

  WHEREAS, the Fund and the Manager wish to enter into an agreement setting forth the terms upon which the Manager (or certain other parties acting pursuant to delegation from the Manager) will perform certain services for the Series;

  NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, the parties agree as follows:

    1. (a) The Fund hereby employs the Manager to furnish the Fund with Portfolio Management Services (as defined in Section 2 hereof) and Administrative Services (as defined in Section 3 hereof), subject to the authority of the Manager to delegate any or all of its responsibilities hereunder to other parties as provided in Sections 1(b) and (c) hereof. The Manager hereby accepts such employment and agrees, at its own expense, to furnish such services (either directly or pursuant to delegation to other parties as permitted by Sections 1(b) and (c) hereof) and to assume the obligations herein set forth, for the compensation herein provided; provided, however, that the Manager shall have no obligation to pay the fees of any Sub-Adviser (as defined in Section 1(b) hereof), to the extent that the Fund has agreed, under any contract to which the Fund and the Sub-Adviser are parties (a "Sub-Advisory Agreement") to pay such fees. The Manager shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

    (b) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services (and assumption of related expenses) to one or more other parties (each such party, a "Sub-Adviser"), pursuant in each case to a written agreement with such Sub-Adviser that meets the requirements of Section 15 of the Investment

                                     B1-1

  Company Act of 1940 and the rules thereunder (the "1940 Act") applicable to contracts for service as investment adviser of a registered investment company (including without limitation the requirements for approval by the trustees of the Fund and the shareholders of the Series), subject, however, to such exemptions as may be granted by the Securities and Exchange Commission. Any Sub-Adviser may (but need not) be affiliated with the Manager. If different Sub-Advisers are engaged to provide Portfolio Management Services with respect to different segments of the portfolio of the Series, the Manager shall determine, in the manner described in the prospectus of the Series from time to time in effect, what portion of the assets belonging to the Series shall be managed by each Sub-Adviser.

    (c) The Manager may delegate any or all of its responsibilities hereunder with respect to the provision of Administrative Services to one or more other parties (each such party, an "Administrator") selected by the Manager. Any Administrator may (but need not) be affiliated with the Manager.

    2. As used in this Agreement, "Portfolio Management Services" means management of the investment and reinvestment of the assets belonging to the Series, consisting specifically of the following:

      (a) obtaining and evaluating such economic, statistical and financial data and information and undertaking such additional investment research as shall be necessary or advisable for the management of the investment and reinvestment of the assets belonging to the Series in accordance with the Series' investment objectives and policies;

      (b) taking such steps as are necessary to implement the investment policies of the Series by purchasing and selling of securities, including the placing of orders for such purchase and sale; and

      (c) regularly reporting to the Board of Trustees of the Fund with respect to the implementation of the investment policies of the Series.

    3. As used in this Agreement, "Administrative Services" means the provision to the Fund, by or at the expense of the Manager, of the following:

      (a) office space in such place or places as may be agreed upon from time to time by the Fund and the Manager, and all necessary office supplies, facilities and equipment;

      (b) necessary executive and other personnel for managing the affairs of the Series (exclusive of those related to and to be performed under contract for custodial, transfer, dividend and plan agency services by the entity or entities selected to perform such services and exclusive of any managerial functions described in
    Section 4);


                                     B1-2

      (c) compensation, if any, of trustees of the Fund who are directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator; and

      (d) supervision and oversight of the Portfolio Management Services provided by each Sub-Adviser, and oversight of all matters relating to compliance by the Fund with applicable laws and with the Series' investment policies, restrictions and guidelines, if the Manager has delegated to one or more Sub-Advisers any or all of its responsibilities hereunder with respect to the provision of Portfolio Management Services.

    4. Nothing in section 3 hereof shall require the Manager to bear, or to reimburse the Fund for:

      (a) any of the costs of printing and mailing the items referred to in sub-section (n) of this section 4;

      (b) any of the costs of preparing, printing and distributing sales literature;

      (c) compensation of trustees of the Fund who are not directors, officers or employees of the Manager, any Sub-Adviser or any Administrator or of any affiliated person (other than a registered investment company) of the Manager, any Sub-Adviser or any Administrator;

      (d) registration, filing and other fees in connection with requirements of regulatory authorities;

      (e) the charges and expenses of any entity appointed by the Fund for custodial, paying agent, shareholder servicing and plan agent services;

      (f) charges and expenses of independent accountants retained by the Fund;

      (g) charges and expenses of any transfer agents and registrars appointed by the Fund;

      (h) brokers' commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party;

      (i) taxes and fees payable by the Fund to federal, state or other governmental agencies;

      (j) any cost of certificates representing shares of the Fund;

                                     B1-3

      (k) legal fees and expenses in connection with the affairs of the Fund, including registering and qualifying its shares with Federal and State regulatory authorities;

      (l) expenses of meetings of shareholders and trustees of the Fund;

      (m) interest, including interest on borrowings by the Fund;

      (n) the costs of services, including services of counsel, required in connection with the preparation of the Fund's registration statements and prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Fund, and notices and proxy solicitation material furnished to shareholders of the Fund or regulatory authorities; and

      (o) the Fund's expenses of bookkeeping, accounting, auditing and financial reporting, including related clerical expenses.

    5. All activities undertaken by the Manager or any Sub-Adviser or Administrator pursuant to this Agreement shall at all times be subject to the supervision and control of the Board of Trustees of the Fund, any duly constituted committee thereof or any officer of the Fund acting pursuant to like authority.

    6. The services to be provided by the Manager and any Sub-Adviser or Administrator hereunder are not to be deemed exclusive and the Manager and any Sub-Adviser or Administrator shall be free to render similar services to others, so long as its services hereunder are not impaired thereby.

    7. As full compensation for all services rendered, facilities furnished and expenses borne by the Manager hereunder, the Fund shall pay the Manager compensation in an amount equal to (x) the annual rate of (or such lesser amount as the Manager may from time to time agree to receive) minus (y) any fees payable by the Fund, with respect to the period in question, to any one or more Sub-Advisers pursuant to any Sub-Advisory Agreements in effect with respect to such period. Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Board of Trustees of the Fund may from time to time determine and specify in writing to the Manager. The Manager hereby acknowledges that the Fund's obligation to pay such compensation is binding only on the assets and property belonging to the Series.

    8. If the total of all ordinary business expenses of the Fund as a whole (including investment advisory fees but excluding interest, taxes, portfolio brokerage commissions, distribution-related expenses and extraordinary expenses) for any fiscal year exceeds the lowest applicable percentage of average net assets or income limitations prescribed by any state in which shares of the Series are qualified for sale, the Manager shall pay such excess.

                                     B1-4

  Solely for purposes of applying such limitations in accordance with the foregoing sentence, the Series and the Fund shall each be deemed to be a separate fund subject to such limitations. Should the applicable state limitation provisions fail to specify how the average net assets of the Fund or belonging to the Series are to be calculated, that figure shall be calculated by reference to the average daily net assets of the Fund or the Series, as the case may be.

    9. It is understood that any of the shareholders, trustees, officers, employees and agents of the Fund may be a shareholder, director, officer, employee or agent of, or be otherwise interested in, the Manager, any affiliated person of the Manager, any organization in which the Manager may have an interest or any organization which may have an interest in the Manager; that the Manager, any such affiliated person or any such organization may have an interest in the Fund; and that the existence of any such dual interest shall not affect the validity hereof or of any transactions hereunder except as otherwise provided in the Agreement and Declaration of Trust of the Fund, the partnership agreement of the Manager or specific provisions of applicable law.

    10. This Agreement shall become effective as of the date of its execution, and

      (a) unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series, and
    (ii) by vote of a majority of the trustees of the Fund who are not interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on, such approval;

      (b) this Agreement may at any time be terminated on sixty days' written notice to the Manager either by vote of the Board of Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series;

      (c) this Agreement shall automatically terminate in the event of its assignment;

      (d) this Agreement may be terminated by the Manager on ninety days' written notice to the Fund;

    Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

    11. This Agreement may be amended at any time by mutual consent of the parties, provided that such consent on the part of the Fund shall have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Fund who are not

                                     B1-5
  interested persons of the Fund or the Manager, cast in person at a meeting called for the purpose of voting on such approval.

    12. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act. References in this Agreement to any assets, property or liabilities "belonging to" the Series shall have the meaning defined in the Fund's Agreement and Declaration of Trust as amended from time to time.

    13. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Manager, or reckless disregard of its obligations and duties hereunder, the Manager shall not be subject to any liability to the Fund, to any shareholder of the Fund or to any other person, firm or organization, for any act or omission in the course of, or connected with, rendering services hereunder.


                                     B1-6

  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

NVEST        TRUST
on behalf of its Nvest        Fund series


By:________________________
Name:
Title:

[NVEST FUNDS MANAGEMENT, L.P. or CAPITAL GROWTH MANAGEMENT LIMITED PARTNERSHIP]

By [     ], its general partner


By:________________________
Name:
Title:

                                      B1-7

                                    NOTICE

  A copy of the Agreement and Declaration of Trust establishing Nvest
Trust    (the "Fund") is on file with the Secretary of The Commonwealth of
Massachusetts, and notice is hereby given that this Agreement is executed with
respect to the Fund's Nvest        Fund series (the "Series") on behalf of the
Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.

                                     B1-8

                                                                    APPENDIX B2

                     FORM OF INVESTMENT ADVISORY AGREEMENT

                        Nvest Kobrick Investment Trust
                              101 Federal Street
                          Boston, Massachusetts 02110

                                                         [date], 2000

Kobrick Funds LLC
101 Federal Street
Boston, Massachusetts 02110

  Re: Advisory Agreement

Ladies and Gentlemen:

  Nvest Kobrick Investment Trust (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and subject to the rules and regulations promulgated thereunder. The Trust is entering into this Agreement on behalf of
Kobrick      Fund. The Trust's shares of beneficial interest represent an undivided interest in the assets, subject to the liabilities, allocated to that Fund.

  1. Appointment as Adviser. The Trust being duly authorized hereby appoints and employs Kobrick Funds, LLC ("Adviser") as discretionary portfolio manager, on the terms and conditions set forth herein, of the Fund.

  2. Acceptance of Appointment; Standard of Performance. Adviser accepts the appointment as discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Fund in accordance with the provisions of this Agreement.

  3. Portfolio Management Services of Adviser. Adviser is hereby employed and authorized to select portfolio securities for investment by the Trust on behalf of the Fund, to purchase and sell securities of the Fund, and upon making any purchase or sale decision, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof. In providing portfolio management services to the Fund, Adviser shall be subject to such investment restrictions as are set forth in the Act and the rules thereunder, the Internal Revenue Code of 1986, the supervision and control of the Trustees of the Trust, such specific instructions as the Trustees may adopt and communicate to Adviser and the investment objectives, policies and restrictions of the Trust applicable to the Fund

                                     B2-1
furnished pursuant to paragraph 4. Adviser is not authorized by the Trust to take any action, including the purchase or sale of securities for the Fund, in contravention of any restriction, limitation, objective, policy or instruction described in the previous sentence. Adviser shall maintain on behalf of the Trust the records listed in Schedule A hereto (as amended from time to time). At the Trust's reasonable request, Adviser will consult with the Trust with respect to any decision made by it with respect to the investments of the Fund.

  4. Investment Objectives, Policies and Restrictions. The Trust will provide Adviser with the statement of investment objectives, policies and restrictions applicable to the Fund as contained in the Trust's registration statements under the Act and the Securities Act of 1933, and any instructions adopted by the Trustees supplemental thereto. The Trust will provide Adviser with such further information concerning the investment objectives, policies and restrictions applicable thereto as Adviser may from time to time reasonably request. The Trust retains the right, on written notice to Adviser from the Trust, to modify any such objectives, policies or restrictions in any manner at any time.

  5. Transaction Procedures. All transactions will be consummated by payment to or delivery by State Street Bank and Trust Company or any successor custodian (the "Custodian"), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Trust, of all cash and/or securities due to or from the Fund, and Adviser shall not have possession or custody thereof. Adviser shall advise Custodian and confirm in writing to the Trust and to Boston Financial Data Services, Inc., or any other designated agent of the Trust, all investment orders for the Fund placed by it with brokers and dealers. Adviser shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Adviser.

  6. Allocation of Brokerage. Adviser shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by Adviser and to select the markets on or in which the transactions will be executed.

  In doing so, the Adviser will give primary consideration to securing the most favorable price and efficient execution. Consistent with this policy, the Adviser may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Adviser may be a party. It is understood that neither the Trust nor the Adviser has adopted a formula for allocation of the Trust's investment transaction business. It is also understood that it is desirable for the Trust that the Adviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at a higher commission to

                                     B2-2
the Trust than may result when allocating brokerage to other brokers on the basis of seeking the lowest commission. Therefore, the Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Trust's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Adviser in connection with its services to other clients.

  On occasions when the Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients.

  For each fiscal quarter of the Trust, Adviser shall prepare and render reports to the Trust's Trustees of the total brokerage business placed and the manner in which the allocation has been accomplished. Such reports shall set forth at a minimum the information required to be maintained by Rule 31a-1(b)(9) under the Act.

  7. Proxies. The Trust will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Fund may be invested from time to time. At the request of the Trust, Adviser shall provide the Trust with its recommendations as to the voting of such proxies.

  8. Reports to Adviser. The Trust will provide Adviser with such periodic reports concerning the status of the Fund as Adviser may reasonably request.

  9. Fees for Services. For all of the services to be rendered and payments
made as provided in this Agreement, the Kobrick      Fund will pay the Adviser
a monthly advisory fee computed daily at the annual rate of 1.00% of the average of the values of the net assets of the Fund as determined at the close of each business day during the month.

  10. Allocation of Charges and Expenses. Adviser shall employ or provide and compensate the executive, administrative, secretarial and clerical personnel necessary to provide the services set forth herein, and shall bear the expense thereof. Adviser shall compensate all Trustees, officers and employees of the Trust who are also shareholders or employees of Adviser. Adviser will pay all expenses

                                     B2-3
incurred in connection with the sale or distribution of the Fund's shares to the extent such expenses are not assumed by the Fund under the Trustees' Distribution Expense Plan.

  The Fund will be responsible for the payment of all operating expenses of the Trust, including fees and expenses incurred by the Trust in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, the transfer, shareholder service and dividend disbursing agent and the accounting and pricing agent of the Fund, expenses including clerical expenses of issue, sale, redemption or repurchase of shares of the Fund, the fees and expenses of Trustees of the Trust who are not interested persons of the Trust, the cost of preparing, printing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders' meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, including litigation to which the Trust may be a party and indemnification of the Trust's officers and Trustees with respect thereto, or any other expense not specifically described above incurred in the performance of the Trust's obligations. All other expenses not expressly assumed by Adviser herein incurred in connection with the organization, registration of shares and operations of the Fund will be borne by the Fund.

  11. Other Investment Activities of Adviser. The Trust acknowledges that Adviser or one or more of its affiliates may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that Adviser, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Trust agrees that Adviser or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Fund, provided that Adviser acts in good faith, and provided further, that it is Adviser's policy to allocate, within its reasonable discretion, investment opportunities to the Fund over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Trust acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may have an interest from time to time, whether in transactions which involve the Fund or otherwise. Adviser shall have no obligation to acquire for the Fund a position in any investment which any Affiliated Account may acquire, and the Trust shall have

                                     B2-4
no first refusal, co-investment or other rights in respect of any such investment, either for the Fund or otherwise.

  12. Certificate of Authority. The Trust and the Adviser shall furnish to each other from time to time certified copies of the resolutions of their Trustees or Board of Directors or executive committees, as the case may be, evidencing the authority of officers and employees who are authorized to act on behalf of the Trust, the Fund and/or the Adviser.

  13. Limitation of Liability. Adviser shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Trust, provided, however, that such acts or omissions shall not have resulted from Adviser's willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to Adviser in its actions under this Agreement or breach of its duty or of its obligations hereunder. Nothing in this paragraph 13 shall be construed in a manner inconsistent with Sections 17(h) and (i) of the Act.

  14. Confidentiality. Subject to the duty of Adviser and the Trust to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of Adviser and the Trust in respect thereof.

  15. Assignment. No assignment of this Agreement shall be made by Adviser, and this Agreement shall terminate automatically in the event of such assignment. Adviser shall notify the Trust in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Trust to consider whether an assignment will occur, and to take the steps necessary to enter into a new contract with Adviser.

  16. Representation, Warranties and Agreements of the Trust. The Trust represents, warrants and agrees that:

    A. Adviser has been duly appointed by the Trustees of the Trust to provide investment services to the Fund as contemplated hereby.

    B. The Trust will deliver to Adviser true and complete copies of its then current prospectuses and statements of additional information as effective from time to time and such other documents or instruments governing the investments of the Fund and such other information as is necessary for Adviser to carry out its obligations under this Agreement.

                                     B2-5

    C. The Trust is currently in compliance and shall at all times comply with the requirements imposed upon the Trust by applicable law and regulations.

  17. Representations, Warranties and Agreements of Adviser. Adviser represents, warrants and agrees that:

    A. Adviser is registered as an investment adviser under the Investment Advisers Act of 1940.

    B. Adviser will maintain, keep current and preserve on behalf of the Trust, in the manner and for the time periods required or permitted by the Act, the records identified in Schedule A. Adviser agrees that such records (unless otherwise indicated on Schedule A) are the property of the Trust, and will be surrendered to the Trust promptly upon request.

    C. Adviser will complete such reports concerning purchases or sales of securities on behalf of the Fund as the Trust may from time to time require to ensure compliance with the Act, the Internal Revenue Code of 1986 and applicable state securities laws.

    D. Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code of ethics and evidence of its adoption. Within forty-five
  (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an officer of Adviser shall certify to the Trust that Adviser has complied with the requirements of Rule 17j-1 during the previous quarter and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Trust, Adviser shall permit the Trust, its employees or its agents to examine the reports required to be made to Adviser by Rule 17j-1(c)(1).

    E. Adviser will, promptly after filing with the Securities and Exchange Commission an amendment to its Form ADV, furnish a copy of such amendment to the Trust.

    F. Upon request of the Trust, Adviser will provide assistance to the Custodian in the collection of income due or payable to the Fund.

    G. Adviser will immediately notify the Trust of the occurrence of any event which would disqualify Adviser from serving as an investment adviser of an investment company pursuant to Section 9(a) of the Act or otherwise.

  18. Amendment. This Agreement may be amended at any time, but only by written agreement between Adviser and the Trust, which amendment, other than amendments to Schedule A, is subject to the approval of the Trustees and the

                                     B2-6
shareholders of the Fund in the manner required by the Act and the rules thereunder, subject to any applicable exemptive order of the Securities and Exchange Commission modifying the provisions of the Act with respect to approval of amendments to this Agreement.

  19. Effective Date; Term. This Agreement shall become effective on the date of its execution and shall remain in force for a period of two (2) years from such date, and from year to year thereafter but only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Trust or the Adviser, cast in person at a meeting called for the purpose of voting on such approval, and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that this Agreement may be continued "annually" shall be construed in a manner consistent with the Act and the rules and regulations thereunder.

  20. Termination. This Agreement may be terminated by either party hereto, without the payment of any penalty, immediately upon written notice to the other in the event of a breach of any provision thereof by the party so notified, or otherwise upon sixty (60) days' written notice to the other, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other.

  21. Limitation of Liability. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Trust. The execution and delivery of this Agreement have been authorized by the trustees of the Trust and signed by an officer of the Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust.

  22. Definitions. As used in paragraphs 15 and 19 of this Agreement, the terms "assignment," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the Act and the rules and regulations thereunder.

                                     B2-7

  23. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

                                   NVEST KOBRICK INVESTMENT TRUST
                                   On behalf of Kobrick        Fund

                                   By: ________________________________________
                                   Title: President

                                   Date:

ACCEPTANCE

The foregoing Agreement is hereby accepted.

KOBRICK FUNDS LLC

By: ______________________________________
            Title: President

Date:

                                     B2-8

                                                                     SCHEDULE A

                    RECORDS TO BE MAINTAINED BY THE ADVISER

  1. (Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases or sales, given by the Adviser on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

    A. The name of the broker;

    B. The terms and conditions of the order and of any modification or cancellation thereof;

    C. The time of entry or cancellation;

    D. The price at which executed;

    E. The time of receipt of a report of execution; and

    F. The name of the person who placed the order on behalf of the Trust.

  2. (Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten
(10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

    A. Shall include the consideration given to:

      (i) The sale of shares of the Trust by brokers or dealers.

      (ii) The supplying of services or benefits by brokers or dealers to:

        (a) The Trust;

        (b) The Adviser; and,

        (c) Any person affiliated with the foregoing persons.

      (iii) Any other consideration other than the technical qualifications of the brokers and dealers as such.

    B. Shall show the nature of the services or benefits made available.

    C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

    D. The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

                                     B2-9

  3. (Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.*

  4. (Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under
Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Adviser's transactions with respect to the Fund.
-----------
* Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation; i.e., buy, sell, hold) or any internal reports or portfolio adviser reviews.


                                     B2-10

                                                                    APPENDIX B3

                  FORM OF INVESTMENT SUB-ADVISORY AGREEMENTS

                                NVEST      FUND

                            SUB-ADVISORY AGREEMENT
                                  (         )

  Sub-Advisory Agreement (this "Agreement") entered into as of [insert date]
day of      , 20 , by and among Nvest      Trust, a Massachusetts business
trust (the "Trust"), with respect to its Nvest      Fund series (the
"Series"), Nvest Funds Management, L.P., a Delaware limited partnership (the
"Manager"), and     , L.P., a limited partnership (the "Sub-Adviser").

  WHEREAS, the Manager has entered into an Advisory Agreement dated       (the
"Advisory Agreement") with the Trust, relating to the provision of portfolio management and administrative services to the Series;

  WHEREAS, the Advisory Agreement provides that the Manager may delegate any or all of its portfolio management responsibilities under the Advisory Agreement to one or more sub-advisers;

  WHEREAS, the Manager and the trustees of the Trust desire to retain the Sub-Adviser to render portfolio management services in the manner and on the terms set forth in this Agreement.

  NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, the Trust, the Manager and the Sub-Adviser agree as follows:

    1. Sub-Advisory Services.

      a. The Sub-Adviser shall, subject to the supervision of the Manager and of any administrator appointed by the Manager (the "Administrator"), manage the investment and reinvestment of the assets of the Series, and have the authority on behalf of the Series to vote all proxies and exercise all other rights of the Series as a security holder of companies in which the Series from time to time invests. The Sub-Adviser shall manage the Series in conformity with
    (1) the investment objective, policies and restrictions of the Series set forth in the Trust's prospectus and statement of additional information relating to the Series, (2) any additional policies or guidelines established by the Manager or by the Trust's trustees that have been furnished in writing to the Sub-Adviser and (3) the provisions of the Internal Revenue Code (the "Code") applicable to "regulated

                                     B3-1
    investment companies" (as defined in Section 851 of the Code), all as from time to time in effect (collectively, the "Policies"), and with all applicable provisions of law, including without limitation all applicable provisions of the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder. Subject to the foregoing, the Sub-Adviser is authorized, in its discretion and without prior consultation with the Manager, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Series, without regard to the length of time the securities have been held and the resulting rate of portfolio turnover or any tax considerations; and the majority or the whole of the Series may be invested in such proportions of stocks, bonds, other securities or investment instruments, or cash, as the Sub-Adviser shall determine.

      b. The Sub-Adviser shall furnish the Manager and the Administrator monthly, quarterly and annual reports concerning portfolio transactions and performance of the Series in such form as may be mutually agreed upon, and agrees to review the Series and discuss the management of it. The Sub-Adviser shall permit all books and records with respect to the Series to be inspected and audited by the Manager and the Administrator at all reasonable times during normal business hours, upon reasonable notice. The Sub-Adviser shall also provide the Manager with such other information and reports as may reasonably be requested by the Manager from time to time, including without limitation all material requested by or required to be delivered to the Trustees of the Trust.

      c. The Sub-Adviser shall provide to the Manager a copy of the Sub-Adviser's Form ADV as filed with the Securities and Exchange
    Commission and a list of the persons whom the Sub-Adviser wishes to have authorized to give written and/or oral instructions to custodians of assets of the Series.

    2. Obligations of the Manager.

      a. The Manager shall provide (or cause the Series' Custodian (as defined in Section 3 hereof) to provide) timely information to the Sub-Adviser regarding such matters as the composition of assets of the Series, cash requirements and cash available for investment in the Series, and all other information as may be reasonably necessary for the Sub-Adviser to perform its responsibilities hereunder.

      b. The Manager has furnished the Sub-Adviser a copy of the prospectus and statement of additional information of the Series and agrees during the continuance of this Agreement to furnish the Sub-Adviser copies of any revisions or supplements thereto at, or, if practicable, before the time the revisions or supplements become

                                     B3-2
    effective. The Manager agrees to furnish the Sub-Adviser with minutes of meetings of the trustees of the Trust applicable to the Series to the extent they may affect the duties of the Sub-Adviser, and with copies of any financial statements or reports made by the Series to its shareholders, and any further materials or information which the Sub-Adviser may reasonably request to enable it to perform its functions under this Agreement.

    3. Custodian. The Manager shall provide the Sub-Adviser with a copy of the Series's agreement with the custodian designated to hold the assets of the Series (the "Custodian") and any modifications thereto (the "Custody Agreement"), copies of such modifications to be provided to the Sub-Adviser a reasonable time in advance of the effectiveness of such modifications. The assets of the Series shall be maintained in the custody of the Custodian identified in, and in accordance with the terms and conditions of, the Custody Agreement (or any sub-custodian properly appointed as provided in the Custody Agreement). The Sub-Adviser shall have no liability for the acts or omissions of the Custodian, unless such act or omission is taken in reliance upon instruction given to the Custodian by a representative of the Sub-Adviser properly authorized to give such instruction under the Custody Agreement. Any assets added to the Series shall be delivered directly to the Custodian.

    4. Proprietary Rights. The Manager agrees and acknowledges that the Sub-
  Adviser is the sole owner of the name "    , L.P." and that all use of any
  designation consisting in whole or part of "    , L.P." under this
  Agreement shall inure to the benefit of the Sub-Adviser. The Manager on its own behalf and on behalf of the Series agrees not to use any such designation in any advertisement or sales literature or other materials promoting the Series, except with the prior written consent of the Sub-Adviser. Without the prior written consent of the Sub-Adviser, the Manager shall not, and the Manager shall use its best efforts to cause the Series not to, make representations regarding the Sub-Adviser in any disclosure document, advertisement or sales literature or other materials relating to the Series. Upon termination of this Agreement for any reason, the Manager shall cease, and the Manager shall use its best efforts to cause the Series to cease, all use of any such designation as soon as reasonably practicable.

    5. Expenses. Except for expenses specifically assumed or agreed to be paid by the Sub-Adviser pursuant hereto, the Sub-Adviser shall not be liable for any organizational, operational or business expenses of the Manager or the Trust including, without limitation, (a) interest and taxes, (b) brokerage commissions and other costs in connection with the purchase or sale of securities or other investment instruments with respect to the Series, and (c) custodian fees and expenses. Any reimbursement of advisory fees required

                                     B3-3
  by any expense limitation provision of any law shall be the sole responsibility of the Manager. The Manager and the Sub-Adviser shall not be considered as partners or participants in a joint venture. The Sub-Adviser will pay its own expenses incurred in furnishing the services to be provided by it pursuant to this Agreement. Neither the Sub-Adviser nor any affiliated person thereof shall be entitled to any compensation from the Manager or the Trust with respect to service by any affiliated person of the Sub-Adviser as an officer or trustee of the Trust (other than the compensation to the Sub-Adviser payable by the Manager pursuant to Section 7 hereof).

    6. Purchase and Sale of Assets. The Sub-Adviser shall place all orders for the purchase and sale of securities for the Series with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Sub-Adviser, provided such orders comply with Rule 17e-1 under the 1940 Act in all respects. To the extent consistent with applicable law, purchase or sell orders for the Series may be aggregated with contemporaneous purchase or sell orders of other clients of the Sub-Adviser. The Sub-Adviser shall use its best efforts to obtain execution of transactions for the Series at prices which are advantageous to the Series and at commission rates that are reasonable in relation to the benefits received. However, the Sub-Adviser may select brokers or dealers on the basis that they provide brokerage, research or other services or products to the Series and/or other accounts serviced by the Sub-Adviser. To the extent consistent with applicable law, the Sub-Adviser may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission or dealer spread another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research products and/or services provided by such broker or dealer. This determination, with respect to brokerage and research services or products, may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Adviser and its affiliates have with respect to the Series or to accounts over which they exercise investment discretion. Not all such services or products need be used by the Sub-Adviser in managing the Series.

    To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Sub-Adviser may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more funds distributed by Nvest Funds Distributor, L.P. ("Nvest Distributor"). In addition, the Sub-Adviser may allocate brokerage transactions to broker-dealers (including affiliates of Nvest Distributor) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a fund toward the reduction of that fund's expenses, subject to the policy of best execution.

                                     B3-4

    7. Compensation of the Sub-Adviser. As full compensation for all services rendered, facilities furnished and expenses borne by the Sub-Adviser hereunder, the Sub-Adviser shall be paid at the annual rate of
         (or such lesser amount as the Sub-Adviser may from time to time agree to receive). Such compensation shall be paid by the Trust (except to the extent that the Trust, the Sub-Adviser and the Manager otherwise agree in writing from time to time). Such compensation shall be payable monthly in arrears or at such other intervals, not less frequently than quarterly, as the Manager is paid by the Series pursuant to the Advisory Agreement.

    8. Non-Exclusivity. The Manager and the Series agree that the services of the Sub-Adviser are not to be deemed exclusive and that the Sub-Adviser and its affiliates are free to act as investment manager and provide other services to various investment companies and other managed accounts, except as the Sub-Adviser and the Manager or the Administrator may otherwise agree from time to time in writing before or after the date hereof. This Agreement shall not in any way limit or restrict the Sub-Adviser or any of its directors, officers, employees or agents from buying, selling or trading any securities or other investment instruments for its or their own account or for the account of others for whom it or they may be acting, provided that such activities do not adversely affect or otherwise impair the performance by the Sub-Adviser of its duties and obligations under this Agreement. The Manager and the Series recognize and agree that the Sub-Adviser may provide advice to or take action with respect to other clients, which advice or action, including the timing and nature of such action, may differ from or be identical to advice given or action taken with respect to the Series. The Sub-Adviser shall for all purposes hereof be deemed to be an independent contractor and shall, unless otherwise provided or authorized, have no authority to act for or represent the Series or the Manager in any way or otherwise be deemed an agent of the Series or the Manager.

    9. Liability. Except as may otherwise be provided by the 1940 Act or other federal securities laws, neither the Sub-Adviser nor any of its officers, directors, partners, employees or agents (the "Indemnified Parties") shall be subject to any liability to the Manager, the Trust, the Series or any shareholder of the Series for any error of judgment, any mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with, or arising out of any service to be rendered under this Agreement, except by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties or by reason of reckless disregard by the Sub-Adviser of its obligations and duties hereunder. The Manager shall hold harmless and indemnify the Sub-Adviser for any loss, liability, cost, damage or expense (including reasonable attorneys fees and costs) arising from any claim or demand by any past or present shareholder of the Series

                                     B3-5
  that is not based upon the obligations of the Sub-Adviser under this Agreement.

    The Manager acknowledges and agrees that the Sub-Adviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Series or that the Series will perform comparably with any standard or index, including other clients of the Sub-Adviser, whether public or private.

    10. Effective Date and Termination. This Agreement shall become effective as of the date of its execution, and

      a. unless otherwise terminated, this Agreement shall continue in effect for two years from the date of execution, and from year to year thereafter so long as such continuance is specifically approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series, and (ii) by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval;

      b. this Agreement may at any time be terminated on sixty days' written notice to the Sub-Adviser either by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Series;

      c. this Agreement shall automatically terminate in the event of its assignment or upon the termination of the Advisory Agreement; and

      d. this Agreement may be terminated by the Sub-Adviser on ninety days' written notice to the Manager and the Trust, or by the Manager on ninety days' written notice to the Sub-Adviser.

    Termination of this Agreement pursuant to this Section 10 shall be without the payment of any penalty.

    11. Amendment. This Agreement may be amended at any time by mutual consent of the Manager and the Sub-Adviser, provided that, if required by law, such amendment shall also have been approved by vote of a majority of the outstanding voting securities of the Series and by vote of a majority of the trustees of the Trust who are not interested persons of the Trust, the Manager or the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval.

    12. Certain Definitions. For the purpose of this Agreement, the terms "vote of a majority of the outstanding voting securities," "interested person," "affiliated person" and "assignment" shall have their respective meanings defined in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under the 1940 Act.


                                     B3-6

    13. General.

      a. The Sub-Adviser may perform its services through any employee, officer or agent of the Sub-Adviser, and the Manager shall not be entitled to the advice, recommendation or judgment of any specific person; provided, however, that the persons identified in the prospectus of the Series shall perform the day-to-day portfolio management duties described therein until the Sub-Adviser notifies the Manager that one or more other employees, officers or agents of the Sub-Adviser, identified in such notice, shall assume such duties as of a specific date.

      b. If any term or provision of this Agreement or the application thereof to any person or circumstances is held to be invalid or unenforceable to any extent, the remainder of this Agreement or the application of such provision to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

      c. This Agreement shall be governed by and interpreted in accordance with the laws of the Commonwealth of Massachusetts.

NVEST FUNDS MANAGEMENT, L.P.
By Nvest Distribution Corp., its general partner

By: ______________________________________
 Name:
 Title:

        , L.P.

By:__________________ , Inc.,
   its general partner


By: ______________________________________
 Name:
 Title:

NVEST        TRUST   ,
on behalf of its Nvest      Fund series

By: ______________________________________
 Name:
 Title:


                                     B3-7

                                    NOTICE

  A copy of the Agreement and Declaration of Trust establishing Nvest
Trust    (the "Fund") is on file with the Secretary of The Commonwealth of
Massachusetts, and notice is hereby given that this Agreement is executed with
respect to the Fund's Nvest     Fund series (the "Series") on behalf of the
Fund by officers of the Fund as officers and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property belonging to the Series.


                                     B3-8

                                                                     APPENDIX C

    CERTAIN OTHER MUTUAL FUNDS ADVISED BY THE ADVISER AND THE SUB-ADVISERS

  The Adviser and the Sub-Advisers act as investment adviser or sub-adviser to the following other mutual funds that have investment objectives similar to the Funds, for compensation at the annual percentage rates of the corresponding average net asset levels of those funds set forth below. The Sub-Advisers for each of the Nvest Balanced Fund, Nvest Bullseye Fund, Nvest Capital Growth Fund, Nvest High Income Fund, Nvest Strategic Income Fund, Nvest Star Value Fund (Vaughan Nelson segment), Nvest Equity Income Fund, Nvest Government Securities Fund, Nvest Intermediate Term Tax Free Fund of California, Nvest Limited Term U.S. Government Fund, Nvest Massachusetts Tax Free Fund, Nvest Municipal Income Fund, Nvest Short Term Corporate Income Fund, Nvest Tax Exempt Money Market Trust, Kobrick Emerging Growth Fund and Kobrick Growth Fund do not manage comparable mutual funds.

                                                                                          ADVISER'S/
                                                       NET ASSETS                        SUB-ADVISER'S
                                                        OF OTHER                         RELATIONSHIP
                                                         FUND AT                         TO OTHER FUND
                                 OTHER FUND(S) WITH     JUNE 30,                          (ADVISER OR
 FUND/ADVISER OR SUB-ADVISER     SIMILAR OBJECTIVES       2000            FEE RATE       SUB-ADVISER)
 ---------------------------     ------------------    -----------        --------       -------------
KOBRICK CAPITAL FUND          Nvest Star Advisers Fund              0.55% of the first     Sub-
Kobrick Funds LLC             segment                               $50 million; 0.50%     Adviser
                                                                    of the next $200
                                                                    million; and 0.475%
                                                                    over 250 million

NVEST GROWTH FUND             New England Zenith            $       0.70% of the first
Capital Growth                Fund--Capital Growth     1.7 billion  $200 million; 0.65%
Management Limited            Series                                of the next $300
Partnership                                                         million; 0.60% of
                                                                    the next $1.5
                                                                    billion and 0.55%
                                                                    over $2 billion

Capital Growth                New England Variable     $69,870,427  0.3066%
Management Limited            Annuity Fund I
Partnership

                                                                                        ADVISER'S/
                                                       NET ASSETS                      SUB-ADVISER'S
                                                        OF OTHER                       RELATIONSHIP
                                                        FUND AT                        TO OTHER FUND
                                 OTHER FUND(S) WITH     JUNE 30,                        (ADVISER OR
 FUND/ADVISER OR SUB-ADVISER     SIMILAR OBJECTIVES       2000          FEE RATE       SUB-ADVISER)
 ---------------------------     ------------------    ----------       --------       -------------
NVEST GROWTH FUND             TNE Separate Capital     $      548 0.45%
Capital Growth                Growth Account            million
Management Limited
Partnership

NVEST GROWTH AND INCOME       New England Zenith       $      404 0.50% of the first     Sub-Adviser
FUND Westpeak                 Fund--Growth and Income   million   $25 million; 0.40%
                              Fund                                of the next $75
                                                                  million; 0.35% of
                                                                  the next $100
                                                                  million; and 0.30%
                                                                  over $200 million

Westpeak                      Nvest Star Value Fund               0.50% of the first     Sub-Adviser
                              segment                             $25 million; 0.40%
                                                                  of the next $75
                                                                  million; 0.35% of
                                                                  the next $100
                                                                  million; and 0.30%
                                                                  over $200 million

                              Loomis Sayles Nvest Star            0.65% of the first    Sub-Adviser
                              Worldwide Fund Segment              $50 million;
                              [1]                                 0.60% of the next
                                                                  $50 million; and
                                                                  0.55% over $100
                                                                  million

NVEST INTERNATIONAL           Loomis Sayles            $      134 0.75% on all assets    Adviser
EQUITY FUND                   International Equity      million
Loomis Sayles                 Fund

Loomis Sayles                 Nvest Star Worldwide        [$]     0.65% of the first     Sub-Adviser
                              Fund segment                        $50 million; 0.60%
                                                                  of the next $50
                                                                  million; and 0.55%
                                                                  over $100 million

NVEST STAR ADVISERS           Kobrick Capital Fund     $    332.6 1.00%*                 Adviser
FUND                                                    million
Kobrick Funds LLC

                                                                                                 ADVISER'S/
                                                                                                SUB-ADVISER'S
                                                                                                RELATIONSHIP
                                                        NET ASSETS OF                           TO OTHER FUND
                                 OTHER FUND(S) WITH     OTHER FUND AT                            (ADVISER OR
 FUND/ADVISER OR SUB-ADVISER     SIMILAR OBJECTIVES     JUNE 30, 2000            FEE RATE       SUB-ADVISER)
 ---------------------------     ------------------    ----------------          --------       -------------
Harris Associates             The Oakmark Fund            $    2.1 billion 1.00% on first $2.5    Adviser
                                                                           billion of net
                                                                           assets; 0.90% on the
                                                                           next $1.25 billion
                                                                           of net assets; 0.85%
                                                                           on the next $5
                                                                           billion of net
                                                                           assets; and 0.80% on
                                                                           the excess of $10
                                                                           billion of net
                                                                           assets

Janus Capital                 Janus Mercury Fund          $    1.7 billion 0.65% of its daily     Adviser
                                                                           net assets

Janus Capital                 CGG Trust Growth Series     $    1.9 billion 0.55% on the first     Sub-
                              Fund                                         $100 million of net    Adviser
                                                                           assets; 0.50% on the
                                                                           next $400 million of
                                                                           net assets; and
                                                                           0.45% on the excess
                                                                           of $500 million

Janus Capital                 Pacific Select Growth LT    $4,169.7 million .055% on the first     Sub-
                                                                           $100 million of net    Adviser
                                                                           assets; 0.50% on the
                                                                           next $400 million of
                                                                           net assets; and
                                                                           0.45% on the excess
                                                                           of $500 million

Loomis Sayles                 Loomis Sayles Small Cap     $    303 million 0.75% on all assets    Adviser
                              Value Fund

Loomis Sayles                 Loomis Sayles Small         $     43 million 0.75% on all assets    Adviser
                              Company Value Fund

                                                                                        ADVISER'S/
                                                       NET ASSETS                      SUB-ADVISER'S
                                                        OF OTHER                       RELATIONSHIP
                                                        FUND AT                        TO OTHER FUND
                                 OTHER FUND(S) WITH     JUNE 30,                        (ADVISER OR
 FUND/ADVISER OR SUB-ADVISER     SIMILAR OBJECTIVES       2000          FEE RATE       SUB-ADVISER)
 ---------------------------     ------------------    ----------       --------       -------------
Loomis Sayles                 Maxim Loomis Sayles                 0.50 on the first      Sub-
                              Small Cap Value                     $10 million of         Adviser
                              Portfolio                           assets; 0.45% on the
                                                                  next $15 million of
                                                                  assets; 0.40% on the
                                                                  next $75 million of
                                                                  assets; and 0.30% on
                                                                  all amounts in
                                                                  excess of $100
                                                                  million

Loomis Sayles                 New England Zenith       $      450 0.55% of the first     Sub-
                              Fund--Loomis Sayles       million   $25 million of         Adviser
                              Small Cap Series                    assets; 0.50% on the
                                                                  next $75 million of
                                                                  assets; 0.45% on the
                                                                  next $100 million of
                                                                  assets; and 0.40% of
                                                                  amounts in excess of
                                                                  $200 million

NVEST STAR SMALL CAP          The Oakmark Small Cap    $      220 1.25% on the first     Adviser
FUND                          Fund                      million   $1 billion of net
Harris Associates                                                 assets; 1.15% on the
                                                                  next $500 million of
                                                                  net assets; 1.10% on
                                                                  the next $500
                                                                  million of net
                                                                  assets; 1.05% on the
                                                                  next $500 million of
                                                                  net assets; and
                                                                  1.00% on the excess
                                                                  of $2.5 billion of
                                                                  net assets

Loomis Sayles                 Loomis Sayles Small Cap  $      232 0.75% on all assets    Adviser
                              Growth Fund               million

                                                                                        ADVISER'S/
                                                       NET ASSETS                      SUB-ADVISER'S
                                                        OF OTHER                       RELATIONSHIP
                                                        FUND AT                        TO OTHER FUND
                                 OTHER FUND(S) WITH     JUNE 30,                        (ADVISER OR
 FUND/ADVISER OR SUB-ADVISER     SIMILAR OBJECTIVES       2000          FEE RATE       SUB-ADVISER)
 ---------------------------     ------------------    ----------       --------       -------------
Loomis Sayles                 Loomis Sayles Small      $      123 0.75 on all assets     Adviser
                              Company Growth            million

Loomis Sayles                 New England Zenith       $      450 0.55% on the first     Sub-
                              Fund--Loomis Sayles       million   $25 million of         Adviser
                              Small Cap Series                    assets; 0.50% on the
                                                                  next $75 million of
                                                                  assets; 0.45% of the
                                                                  next $100 million of
                                                                  assets; and 0.40% of
                                                                  amounts in excess of
                                                                  $200 million

Montgomery                    Montgomery U.S. Emerging $      225 1.33%                  Adviser
                              Growth Fund               million

RSIM                          RS Diversified Growth
                              Fund

RSIM                          LPT Variable Series
                              Trust

NVEST STAR VALUE FUND         The Oakmark Select Fund  $      1.5 1.00% on the first     Adviser
Harris Associates                                       billion   $1 billion of net
                                                                  assets; 0.95% on the
                                                                  next $500 million of
                                                                  net assets; 0.90% on
                                                                  the next $500
                                                                  million of net
                                                                  assets; 0.85% on the
                                                                  next $500 million of
                                                                  net assets; 0.80% on
                                                                  the next $2.5
                                                                  billion of net
                                                                  assets; and 0.75% on
                                                                  the excess of $5
                                                                  billion of net
                                                                  assets

                                                                                        ADVISER'S/
                                                       NET ASSETS                      SUB-ADVISER'S
                                                        OF OTHER                       RELATIONSHIP
                                                        FUND AT                        TO OTHER FUND
                                 OTHER FUND(S) WITH     JUNE 30,                        (ADVISER OR
 FUND/ADVISER OR SUB-ADVISER     SIMILAR OBJECTIVES       2000          FEE RATE       SUB-ADVISER)
 ---------------------------     ------------------    ----------       --------       -------------

Loomis Sayles                 Loomis Sayles Core Value $       40 0.50% on all assets    Adviser
                              Fund                      million

Westpeak                      New England Zenith       $      1.7 0.70% of the first     Sub-
                              Fund--Growth and Income   billion   $200 million; 0.65%    Adviser
                              Series                              of the next $300
                                                                  million; 0.60% of
                                                                  the next $1.5
                                                                  billion; and 0.55%
                                                                  over $2 billion

                              Nvest Growth and Income     [$]     0.50% of the first     Sub-
                              Fund                                $25 million; 0.40%     Adviser
                                                                  of the next $75
                                                                  million; 0.35% of
                                                                  the next $100
                                                                  million; and 0.30%
                                                                  over $200 million

NVEST STAR WORLDWIDE          The Oakmark Fund         $      2.1 1.00% on first $2.5    Adviser
FUND                                                    billion   billion of net
Harris Associates                                                 assets; 0.90% on the
                                                                  next $1.25 billion
                                                                  of net assets; 0.85%
                                                                  on the next $5
                                                                  billion of net
                                                                  assets; and 0.80% on
                                                                  the excess of $10
                                                                  billion of net
                                                                  assets

Harris Associates             The Oakmark              $     .819 1.00% on the first     Adviser
                              International Fund        billion   $2.5 billion of net
                                                                  assets; 1.15% on the
                                                                  next $2.5 billion of
                                                                  net assets; 0.90% on
                                                                  the excess of $5
                                                                  billion of net
                                                                  assets

Loomis Sayles                 Loomis Sayles            $     .134 0.75% on all assets    Adviser
                              International Equity      billion
                              Fund

Montgomery                    Montgomery Global        $       85 1.25% of its net       Adviser
                              Opportunities Fund        million   assets

                                                                                        ADVISER'S/
                                                       NET ASSETS                      SUB-ADVISER'S
                                                        OF OTHER                       RELATIONSHIP
                                                        FUND AT                        TO OTHER FUND
                                 OTHER FUND(S) WITH     JUNE 30,                        (ADVISER OR
 FUND/ADVISER OR SUB-ADVISER     SIMILAR OBJECTIVES       2000          FEE RATE       SUB-ADVISER)
 ---------------------------     ------------------    ----------       --------       -------------
NVEST BOND INCOME FUND        New England Zenith       $      271 0.25% on the first     Sub-
Back Bay Advisors             Fund--Bond Income Series  million   $50 million; 0.20%     Adviser
                                                                  on the next $200
                                                                  million; and 0.15%
                                                                  on the excess of
                                                                  $250 million

Back Bay Advisors             Back Bay Fund, Inc.--    $       37 0.35%                  Adviser
                              Total Return Bond         million

NVEST CASH MANAGEMENT         New England Zenith       $      214 0.15% on the first     Sub-
TRUST--                       Fund--Money Market        million   $100 million; and      Adviser
MONEY MARKET SERIES           Series                              0.10% on the excess
Back Bay Advisors                                                 of $100 million

  For The Oakmark Fund, The Oakmark Small Cap Fund, The Oakmark International Fund and the Oakmark Select Fund, Harris Associates L.P. has voluntarily agreed to reimburse each Fund to the extent annual expenses exceed 1.50%, 1.50%, 2.00%, and 1.50%, respectively, of such Fund's average net assets.

  For Montgomery Global Opportunities Fund and Montgomery U.S. Emerging Growth Fund, Montgomery has contractually agreed to reduce its fees and/or absorb expense to limit each Fund's total annual operating expenses (excluding interest and tax expense) to 1.90% and 1.50%, respectively. This contract has a rolling 10-year term.

  For Kobrick Capital Fund, Kobrick Funds LLC has agreed to cap the amount of total expenses at 1.50%, 2.25%, 2.25% and 1.25% for the Class A, B, C and Y expenses, respectively. If the total expenses exceed the respective cap, Kobrick Funds LLC will reduce its management fees and/or reimburse the Fund for certain expenses. For a certain period of time, Kobrick Funds LLC is permitted to recover expenses it has borne to the extent that the Fund's expenses fall below the cap.

  For New England Zenith Fund--Capital Growth Series and New England Variable Annuity Fund I, Capital Growth Management Limited Partnership entered into a service agreement with New England Investment Management, Inc. for charges to be combined for the two funds at 0.12% of daily net assets on the first $100 million, 0.10% on the next $250 million and .08% in excess of $350 million.

                                                                     APPENDIX D

                              BROKERAGE PRACTICES

  Following is a summary of the brokerage practices of the Advisers and Sub-
Advisers:

  General. Subject to the overriding objective of obtaining the best possible execution of orders and subject to procedures adopted by the Trustees, the Funds' brokerage transactions may be executed by brokers that are affiliated with Nvest or the Advisers or Sub-Advisers. Any such transactions will comply with Rule 17e-1 under the Investment Company Act. In order for the affiliated broker to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees and other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period. Furthermore, the trustees of the Trusts, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standard.

  Under the Investment Company Act, persons affiliated with each Trust are prohibited from dealing with each Trust's Funds as a principal in the purchase and sale of securities. Since transactions in the over-the-counter market usually involve transactions with dealers acting as principals for their own accounts, affiliated persons of the Trusts may not serve as the Funds' dealer in connection with such transactions.

  To the extent permitted by applicable law, and in all instances subject to the foregoing policy of best execution, the Nvest Adviser or Sub-Advisers may allocate brokerage transactions in a manner that takes into account the sale of shares of one or more Funds distributed by Nvest Funds Distributor, L.P. In addition, the Advisers or Sub-Advisers may allocate brokerage transactions to broker-dealers (including affiliates of Nvest Funds Distributor, L.P.) that have entered into arrangements in which the broker-dealer allocates a portion of the commissions paid by a Fund toward the reduction of that Fund's expenses, subject to the requirement that the Advisers or Sub-Advisers will seek best execution.

  It is expected that the portfolio transactions in fixed-income securities will generally be with issuers or dealers on a net basis without a stated commission. Securities firms may receive brokerage commissions on transactions involving options, futures and options on futures and the purchase and sale of underlying securities upon exercise of options. The brokerage commissions associated with buying and selling options may be proportionately higher than those associated with general securities transactions.

  CGM (with respect to Nvest Growth Fund). In placing orders for the purchase and sale of portfolio securities for the Fund, CGM always seeks the best price and execution. Transactions in unlisted securities will be carried out through broker-dealers that make the primary market for such securities unless, in the judgment of CGM, a more favorable price can be obtained by carrying out such transactions through other brokers.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker that CGM believes will provide the best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce CGM's expenses. Such services may be used by CGM in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

  Kobrick Funds LLC (with respect to Nvest Star Advisers Fund, Kobrick Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund). The Kobrick Adviser's policy is to seek for its clients, including the Funds, what in the Kobrick Adviser's judgment will be the best overall execution of purchase or sale orders and the most favorable net prices in securities transactions consistent with its judgment as to the business qualifications of the various broker or dealer firms with which the Kobrick Adviser may do business, and the Kobrick Adviser may not necessarily choose the broker offering the lowest available commission rate. Decisions with respect to the market where the transaction is to be completed, to the form of transaction (whether principal or agency) and to the allocation of orders among brokers or dealers are made in accordance with this policy. In selecting brokers or dealers to effect portfolio transactions, consideration is given to their proven integrity and financial responsibility, their demonstrated execution experience and capabilities both generally and with respect to particular markets or securities, the competitiveness of their commission rates in agency transactions (and their net prices in principal transactions), their willingness to commit capital, and their clearance and settlement capability. The Kobrick Adviser makes every effort to keep informed of commission rate structures and prevailing bid/ask spread characteristics of the markets and securities in which transactions for its segment of the Fund occurs. Against this background, the Kobrick Adviser evaluates the reasonableness of a commission or a net price with respect to a particular transaction by considering such factors as difficulty of execution or security positioning by the executing firm. The Kobrick Adviser may or may not solicit competitive bids based on its judgment of the expected benefit or harm to the execution process for that transaction.

  When it appears that a number of firms could satisfy the required standards in respect of a particular transaction, consideration may also be given to services other than execution services which certain of such firms have provided in the past or may provide in the future. Negotiated commission rates and prices, however, are based upon the Kobrick Adviser's judgment of the rate which reflects the execution requirements of the transaction without regard to whether the broker provides services in addition to execution. Among such other services are the supplying of supplemental investment research; general economic, political and business information; analytical and statistical data; relevant market information, quotation equipment and services; reports and information about specific companies, industries and securities; purchase and sale recommendations for stocks and bonds; portfolio strategy services; historical statistical information; market data services providing information on specific issues and prices; financial publications; proxy voting data and analysis services; technical analysis of various aspects of the securities markets, including technical charts; computer hardware used for brokerage and research purposes; computer software and databases, including those used for portfolio analysis and modeling; and portfolio evaluation services and relative performance of accounts. Certain nonexecution services provided by broker-dealers may in turn be obtained by the broker-dealers from third parties that are paid for such services by the broker-dealers.

  The Kobrick Adviser regularly reviews and evaluates the services furnished by broker-dealers. Some services may be used for research and investment decision-making purposes, and also for marketing or administrative purposes. Under these circumstances, the Kobrick Adviser allocates the cost of such services to determine the appropriate proportion of the cost which is allocable to purposes other than research or investment decision-making and is therefore paid directly by the Kobrick Adviser. Some research and execution services may benefit the Kobrick Adviser's clients as a whole, while others may benefit a specific segment of clients. Not all such services will necessarily be used exclusively in connection with the accounts which pay the commissions to the broker-dealer producing the services.

  The Kobrick Adviser has no fixed agreements or understanding with any broker-dealer as to the amount of brokerage business which that firm may expect to receive for services supplied to the Kobrick Adviser or otherwise. There may be, however, understandings with certain firms that in order for such firms to be able to continuously supply certain services, they need to receive allocation of a specified amount of brokerage business. These understandings are honored to the extent possible in accordance with the Kobrick Adviser's obligation to obtain best execution and the policies set forth above.

  It is not the Kobrick Adviser's policy to intentionally pay a firm a brokerage commission higher than that which another firm would charge for handling the same transaction in recognition of services (other than execution services); provided, however, that the Kobrick Adviser is aware that this is an area where differences of opinion as to fact and circumstances may exist, and in such circumstances, if any, the Kobrick Adviser relies on the provisions of Section 28(e) of the Securities Act of 1934, to the extent applicable.

  Back Bay Advisors (with respect to Nvest Cash Management Trust--Money Market Series and Nvest Tax Exempt Money Market Trust). In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors will always seek the best price and execution. It is expected that the Funds' portfolio transactions will generally be with issuers or dealers in money market instruments acting as principal. Accordingly, the Funds do not anticipate that they will pay significant brokerage commissions. Some of the portfolio transactions for each Fund are placed with dealers who provide Back Bay Advisors with supplementary investment and statistical information or furnish market quotations to the Funds or other investment companies advised by Back Bay Advisors. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these research services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors. The research services may also be used by Back Bay Advisors in connection with its other advisory accounts and in some cases may not be used with respect to the Funds.

  The Nvest Trustees have requested that Back Bay Advisors seek to reduce underwriting commissions or similar fees on Fund portfolio transactions through certain methods currently available. It is not expected that these methods will result in material reductions. The Nvest Trustees have not requested that Back Bay Advisors or its affiliates attempt to join underwriting syndicates to reduce underwriting commissions or fees.

  It is expected that the Tax Exempt Money Market Trust's portfolio securities will normally be purchased directly from an underwriter or in the over-the-counter market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price.

  Loomis Sayles (with respect to Nvest High Income Fund and Nvest Strategic Income Fund) and Back Bay Advisors (with respect to Nvest Bond Income Fund, Nvest Government Securities Funds, Nvest Intermediate Term Tax Free Fund of California, Nvest Limited Term U.S. Government Fund, Nvest Massachusetts Tax Free Income Fund, Nvest Municipal Income Fund and Nvest Short Term Corporate Income Fund). In placing orders for the purchase and sale of portfolio securities for each Fund, Back Bay Advisors and Loomis Sayles always seek the best price and execution. Some of each Fund's portfolio transactions are placed with brokers and dealers that provide Back Bay Advisors or Loomis Sayles with supplementary investment and statistical information or furnish market quotations to that Fund, the other Funds or other investment companies advised by Back Bay Advisors or Loomis Sayles. The business would not be so placed if the Funds would not thereby obtain the best price and execution. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce the expenses of Back Bay Advisors or Loomis Sayles. The services may also be used by Back Bay Advisors or Loomis Sayles in connection with their other advisory accounts and in some cases may not be used with respect to the Funds.

  Loomis Sayles (with respect to Nvest Balanced Fund, Nvest International Equity Fund, Nvest Star Advisers Fund, Nvest Small Cap Fund, Nvest Star Value Fund and Nvest Star Worldwide Fund). In placing orders for the purchase and sale of securities, Loomis Sayles follows the same policies as for the other Funds for which it acts as Sub-Adviser, except that Loomis Sayles may cause these Funds to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Fund and its other clients. Loomis Sayles' authority to cause these Funds or segments to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

  Harris Associates (with respect to Nvest Star Advisers Fund, Nvest Star Worldwide Fund, Nvest Star Value Fund and Nvest Star Small Cap Fund). In placing orders for the purchase and sale of portfolio securities, Harris Associates always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers that make the market for such securities unless, in the judgment of Harris Associates, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers. Subject to the above standard, portfolio transactions for each Fund may be executed through Harris Associates Securities L.P., a registered broker-dealer and an affiliate of Harris Associates.

  Harris Associates selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Harris Associates will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

  Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Harris Associates believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Harris Associates' expenses. Such services may be used by Harris Associates in servicing other client accounts and in some cases may not be used with respect to the Funds. Consistent with the Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Harris Associates may, however, consider purchases of shares of Nvest Star Advisers Fund, Nvest Star Worldwide Fund, Nvest Star Value Fund and Nvest Star Small Cap Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute Fund portfolio transactions.

  Harris Associates may cause its segments of Nvest Star Advisers Fund, Nvest Star Worldwide Fund, Nvest Star Value Fund and Nvest Star Small Cap Fund to pay a broker-dealer that provides brokerage and research services to Harris Associates an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Harris Associates must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Harris Associates' overall responsibilities to the Funds and its other clients. Harris Associates' authority to cause the Funds to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

  Harris Associates may cause portfolio transactions for the Funds to be executed by Harris Associates Securities L.P., a brokerage firm that is affiliated with Harris Associates because Harris Associates is a 99% limited partner of Harris Associates Securities L.P. and Harris Associates General Partner is the 1% general partner of Harris Associates Securities L.P. Nvest Star Adviser Fund, Nvest Star Small Cap Fund, Nvest Star Worldwide Fund and Nvest Star Value Fund pay brokerage commissions to this brokerage firm for executing these portfolio transactions. Appendix E contains information about these commission payments.

  Janus Capital (with respect to Nvest Star Advisers Fund). Decisions as to the assignment of portfolio business for the segment of Nvest Star Advisers Fund's portfolio advised by Janus Capital and negotiation of its commission rates are made by Janus Capital, whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable securities price) of all portfolio transactions. In placing portfolio transactions for its segments, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Securities Exchange Act of 1934.

  In selecting brokers and dealers and in negotiating commissions, Janus Capital considers a number of factors, including, but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the securities being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with which it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writing, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

  Janus Capital may use research products and services in servicing other accounts in addition to Nvest Star Advisers Fund. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

  Janus Capital may also consider sales of shares of mutual funds advised by Janus Capital by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase shares of such funds as a factor in the selection of broker-dealers to execute portfolio transactions for Nvest Star Advisers Fund. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

  Jurika & Voyles (with respect to Nvest Bullseye Fund). In placing orders for the purchase and sale of portfolio securities, Jurika & Voyles always seeks best execution, subject to the considerations set forth below. Transactions in unlisted securities are carried out through broker-dealers who make the market for such securities unless, in the judgment of Jurika & Voyles, a more favorable execution can be obtained by carrying out such transactions through other brokers or dealers.

  Jurika & Voyles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Jurika & Voyles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

  Receipt of brokerage or research services from brokers may sometimes be a factor in selecting a broker which Jurika & Voyles believes will provide best execution for a transaction. These services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Jurika & Voyles' expenses. Such services may be used by Jurika & Voyles in servicing other client accounts and in some cases may not be used with respect to the Fund. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best execution, Jurika & Voyles may, however, consider purchases of shares of the Fund by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

  Jurika & Voyles may cause the Fund to pay a broker-dealer that provides brokerage and research services to Jurika & Voyles an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Jurika & Voyles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Jurika & Voyles' overall responsibilities to the Fund and its other clients. Jurika & Voyles' authority to cause the Fund to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

  Montgomery (with respect to Nvest Star Worldwide Fund and Nvest Star Small Cap Fund). In all purchases and sales of securities, Montgomery's primary consideration is to obtain the most favorable execution available. Pursuant to the subadvisory agreements between Nvest Management and Montgomery, Montgomery determines which securities are to be purchased and sold by its segments and which broker-dealers are eligible to execute its segments' portfolio transactions, subject to the instructions of, and review by, Nvest Management and the trustees. Purchases and sales of securities within the U.S. other than on a securities exchange will generally be executed directly with a market-maker unless, in the opinion of Montgomery, a better price and execution can otherwise be obtained by using a broker for the transaction.

  For Nvest Star Worldwide Fund, Montgomery contemplates purchasing most equity securities directly in the securities markets located in emerging or developing countries or in the over-the-counter markets. In purchasing American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") (and other similar instruments), Montgomery's segments of Nvest Star Worldwide Fund may purchase those listed on stock exchanges, or traded in the over-the-counter markets in the U.S. or Europe, as the case may be. ADRs, like other securities traded in the U.S., will be subject to negotiated commission rates. The foreign and domestic debt securities and money market instruments in which Montgomery's segment of Nvest Star Worldwide Fund may invest may be traded in the over-the-counter markets.

  Purchases of portfolio securities for the segments also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) which specialize in the types of securities which this segment will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

  In placing portfolio transactions, Montgomery will use its best efforts to choose a broker-dealer capable of providing the services necessary generally to obtain the most favorable execution available. The full range and quality of services available will be considered in making these determinations, such as the firm's ability to execute trades in a specific market required by the segment of the Fund, such as in an emerging market, the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm's risk in positioning a block of securities, and other factors.

  Montgomery may also consider the sale of Nvest Star Worldwide Fund and Nvest Star Small Cap Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions for its segments. The placement of portfolio transactions with broker-dealers who sell shares of the Funds is subject to rules adopted by the National Association of Securities Dealers, Inc.

  While Montgomery's general policy is to seek first to obtain the most favorable execution available, in selecting a broker-dealer to execute portfolio transactions, weight may also be given to the ability of a broker-dealer to furnish brokerage, research and statistical services to Montgomery, even if the specific services were not imputed just to the Fund and may be lawfully and appropriately used by Montgomery in advising other clients. Montgomery considers such information, which is in addition to, and not in lieu of, the services required to be performed by it under its subadvisory agreements with Nvest Management, to be useful in varying degrees, but of indeterminable value. In negotiating any commissions with a broker or evaluating the spread to be paid to a dealer, the segments of the Funds may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by Montgomery to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer, which services either produce a direct benefit to the segments of the Funds or assist Montgomery in carrying out its responsibilities to the segments of the Funds. The standard of reasonableness is to be measured in light of Montgomery's overall responsibilities to its segments. The trustees of the Trusts review all brokerage allocations where services other than best execution capabilities are a factor to ensure that the other services provided meet the criteria outlined above and produce a benefit to the Fund.

  On occasion, situations may arise in which legal and regulatory considerations will preclude trading for the segments' accounts by reason of activities of Montgomery Securities, a broker-dealer affiliated with Montgomery, or its affiliates. It is the judgment of the trustees that the Funds will not be materially disadvantaged by any such trading preclusion and that the desirability of continuing their subadvisory arrangements with Montgomery and Montgomery's affiliation with Montgomery Securities and other affiliates of Montgomery Securities outweigh any disadvantages that may result from the foregoing.

  Montgomery's sell discipline for the segments' investments is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Liquidity, volatility, and overall risk of a position are other factors considered by Montgomery in determining the appropriate investment horizon.

  At the company level, sell decisions are influenced by a number of factors, including current stock valuation relative to the estimated fair value range, or a high price-to-earnings ratio relative to expected growth. Negative changes in the relevant industry sector, or a reduction in international competitiveness and declining financial flexibility, may also signal a sell.

  RS Investment Management (with respect to Nvest Star Small Cap Fund). It is the policy of RS Investment Management, in effecting transactions in portfolio securities, to seek the best execution of orders. The determination of what may constitute best execution in a securities transaction involves a number of judgmental considerations, including, without limitation, the overall direct net economic result to this segment of the Fund (involving both price paid or received and any commissions and other costs), the efficiency with which the transaction is effected, the ability to effect the transaction at all when a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions for this segment in the future, and the financial strength and stability of the broker.

  Subject to the policy of seeking best execution of orders at the most favorable prices, RS Investment Management may execute transactions with brokerage firms which provide research services and products to RS Investment Management. The phrase "research services and products" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, the furnishing of analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts, and the obtainment of products such as third-party publications, computer and electronic access equipment, software programs, and other information and accessories that may assist RS Investment Management in furtherance of its investment advisory responsibilities to its advisory clients. Such services and products permit RS Investment Management to supplement its own research and analysis activities, and provide it with information from individuals and research staffs of many securities firms. Generally, it is not possible to place a dollar value on the benefits derived from specific research services and products. RS Investment Management may receive a benefit from these research services and products which is not passed on, in the form of a direct monetary benefit, to this segment of the Fund. If RS Investment Management determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, RS Investment Management may allocate the cost of such service or product accordingly. The portion of the product or service that RS Investment Management determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Any such allocation may create a conflict of interest for RS Investment Management. Subject to the standards outlined in this and the preceding paragraph, RS Investment Management may arrange to execute a specified dollar amount of transactions through a broker that has provided research products or services. Such arrangements do not constitute commitments by RS Investment Management to allocate portfolio brokerage upon any prescribed basis, other than upon the basis of seeking best execution of orders.

  Research services and products may be useful to RS Investment Management in providing investment advice to any of the funds or clients it advises. Likewise, information made available to RS Investment Management from brokers effecting securities transactions for such other funds and clients may be utilized on behalf of another fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund or client and the indirect benefits received by that fund or client.

  Subject to the policy of seeking the best execution of orders, sales of shares of the Fund may also be considered as a factor in the selection of brokerage firms to execute portfolio transactions for this segment of the Fund.

  Because selection of executing brokers is not based solely on net commissions, the segment of the Fund advised by RS Investment Management may pay an executing broker a commission higher than that which might have been charged by another broker for that transaction. RS Investment Management will not knowingly pay higher mark-ups on principal transactions to brokerage firms as consideration for receipt of research services or products. While it is not practicable for RS Investment Management to solicit competitive bids for commissions on each portfolio transaction, consideration is regularly given to available information concerning the level of commissions charged in comparable transactions by various brokers. Transactions in over-the-counter securities are normally placed with principal market makers, except in circumstances where, in the opinion of RS Investment Management, better prices and execution are available elsewhere.

  Vaughan Nelson (with respect to Nvest Equity Income Fund and Nvest Star Value Fund). In placing orders for the purchase and sale of securities for Equity Income Fund, Vaughan Nelson selects only brokers or dealers which it believes are financially responsible and will provide efficient and effective services in executing, clearing and settling an order. Vaughan Nelson will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Vaughan Nelson, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

  Receipt of research services from brokers may sometimes be a factor in selecting a broker which Vaughan Nelson believes will provide best execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Vaughan Nelson's expenses. Such services may be used by Vaughan Nelson in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers. Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., Vaughan Nelson may, however, consider purchases of shares of the Fund and other funds managed by Vaughan Nelson by customers of broker-dealers as a factor in the selection of broker-dealers to execute the Fund's securities transactions.

  In placing orders for the purchase and sale of securities for the Fund, Vaughan Nelson may cause the Fund to pay a broker-dealer that provides the brokerage and research services to Vaughan Nelson an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged for effecting that transaction. Vaughan Nelson must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Vaughan Nelson's overall responsibilities to the Trust and its other clients. Vaughan Nelson's authority to cause the Fund to pay such greater commissions is also subject to such policies as the Trustees of the Trust may adopt from time to time.

  Westpeak (with respect to Nvest Growth and Income Fund, Nvest Capital Growth Fund and Nvest Star Value Fund). In placing orders for the purchase and sale of securities, Westpeak always seeks best execution. Westpeak selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution. This does not necessarily mean that the lowest available brokerage commission will be paid. Westpeak will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. Westpeak may cause the Fund to pay a broker-dealer that provides brokerage and research services to Westpeak an amount of commission for effecting a securities transaction for the Fund in excess of the amount another broker-dealer would have charged effecting that transaction. Westpeak must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Westpeak's overall responsibilities to the Fund and its other clients. Westpeak's authority to cause the Fund it manages to pay such greater commissions is also subject to such policies as the trustees of the Trusts may adopt from time to time.

                                                                      APPENDIX E

  Compensation Payable by a Fund to the Adviser and Sub-Adviser and Affiliates for each Fund's last fiscal year.*/1/

                                                                                                BROKERAGE   PERCENTAGE OF
                                                                 TRANSFER    DISTRIBUTION AND  COMMISSIONS   FUND'S TOTAL
                                                                AGENCY AND     SHAREHOLDER      ON FUND'S     BROKERAGE
                                               ACCOUNTING AND  SHAREHOLDER      SERVICING       PORTFOLIO    COMMISSIONS
                                               ADMINISTRATIVE SERVICING FEES   (12B-1) FEES   TRANSACTIONS     PAID TO
                                                FEES PAID TO     PAID TO         PAID TO         PAID TO    ADVISERS'/SUB-
                     ADVISORY FEE SUB-ADVISORY ADVISERS'/SUB- ADVISERS'/SUB-  ADVISERS'/SUB-  SUB-ADVISER'S   ADVISERS'
                       PAID TO    FEE PAID TO    ADVISERS'      ADVISERS'       ADVISERS'       BROKERAGE     BROKERAGE
   NAME OF FUND        ADVISER    SUB-ADVISER    AFFILIATES     AFFILIATES      AFFILIATES     AFFILIATE**   AFFILIATES**
   ------------      ------------ ------------ -------------- -------------- ---------------- ------------- --------------
Kobrick Capital
Fund                     780,662          --             0               0               0             0           0
Kobrick Emerging
Growth Fund              381,071          --             0               0               0             0           0
Kobrick Growth Fund      295,301          --             0               0               0             0           0
Nvest Balanced Fund  $ 1,047,478   $1,469,622     $ 99,614      $  743,877      $1,337,057             0           0
Nvest Bullseye Fund  $    73,557   $  110,335     $ 18,707      $  121,182      $  126,656             0           0
Nvest Capital
Growth Fund          $   862,232   $  963,811     $ 74,071      $  631,717      $1,114,412             0           0
Nvest Equity Income
Fund                                              $ 22,000      $  124,062      $  174,263             0           0
 Nvest Adviser       $    84,835          --           --              --              --              0           0
 Loomis Sayles/2/            --    $   51,737          --              --              --              0           0
 VNSM                        --    $   60,775          --              --              --              0           0
Nvest Growth and
Income Fund          $ 1,921,579   $1,922,351     $153,450      $1,195,460      $3,075,070             0           0
Nvest Growth Fund    $12,879,997           NA     $485,101      $2,615,459      $5,705,227             0           0
Nvest International
Equity Fund          $   352,375   $  281,900     $ 29,210      $  381,156      $  303,671             0           0
Nvest Star Advisers
Fund                                              $310,812      $2,656,691      $7,924,053       106,400
 Nvest Adviser       $ 6,314,704          --           --              --              --              0           0
 Harris Associates           --    $1,213,904          --              --              --              0           0
 Founders Asset
 Management/2/               --    $1,301,880          --              --              --              0           0
 Kobrick Adviser             --    $  403,591          --              --              --              0           0
 Janus Capital               --    $2,213,726          --              --              --              0           0
 Loomis Sayles               --    $1,143,365          --              --              --              0           0
Nvest Star Small
Cap Fund                                          $ 47,197      $  571,761      $  977,826        18,631

                                                                                                BROKERAGE   PERCENTAGE OF
                                                                 TRANSFER    DISTRIBUTION AND  COMMISSIONS   FUND'S TOTAL
                                                                AGENCY AND     SHAREHOLDER      ON FUND'S     BROKERAGE
                                               ACCOUNTING AND  SHAREHOLDER      SERVICING       PORTFOLIO    COMMISSIONS
                                               ADMINISTRATIVE SERVICING FEES   (12B-1) FEES   TRANSACTIONS     PAID TO
                                                FEES PAID TO     PAID TO         PAID TO         PAID TO    ADVISERS'/SUB-
                     ADVISORY FEE SUB-ADVISORY ADVISERS'/SUB- ADVISERS'/SUB-  ADVISERS'/SUB-  SUB-ADVISER'S   ADVISERS'
                       PAID TO    FEE PAID TO    ADVISERS'      ADVISERS'       ADVISERS'       BROKERAGE     BROKERAGE
   NAME OF FUND        ADVISER    SUB-ADVISER    AFFILIATES     AFFILIATES      AFFILIATES     AFFILIATE**   AFFILIATES**
   ------------      ------------ ------------ -------------- -------------- ---------------- ------------- --------------
 Nvest Adviser         $649,355           --           --             --               --             0            0
 Harris Associates          --     $  176,418          --             --               --             0            0
 Loomis Sayles              --     $  220,509          --             --               --             0            0
 Montgomery                 --     $  170,613          --             --               --             0            0
 RS Investment
  Management                --     $  275,662          --             --               --             0            0
Nvest Star Value
 Fund                  $992,511    $1,634,514     $103,852       $862,873       $1,464,436            0            0
Nvest Star
 Worldwide Fund                                   $ 74,470       $938,035       $1,687,891       35,398
 Nvest Adviser         $968,638           --           --             --               --             0            0
 Harris Associates          --     $  663,004          --             --               --             0            0
 Montgomery                 --     $  264,825          --             --               --             0            0
 Janus/2/                   --     $  480,249          --             --               --             0            0
 Founders Asset
  Management/2/             --     $  248,981          --             --               --             0            0
Nvest Bond Income
 Fund                  $677,178    $  677,178     $ 93,528       $566,356       $1,489,257            0            0
Nvest Government
 Securities Fund       $347,031    $  347,030     $ 39,373       $241,900       $  334,684            0            0
Nvest High Income
 Fund                  $542,562    $  542,562     $ 50,720       $215,159       $  976,772            0            0
Nvest Intermediate
 Term Tax Free Fund
 of California         $121,840    $  121,839     $ 23,808       $ 42,991       $  182,722            0            0
Nvest Limited Term
 U.S. Government
 Fund                  $675,744    $  675,744     $ 64,717       $350,531       $  883,210            0            0
Nvest Massachusetts
 Tax Free Income
 Fund                  $345,047    $  345,046     $ 41,880       $220,551       $  471,069            0            0
Nvest Municipal
 Income Fund           $401,526    $  401,525     $ 57,743       $151,161       $  573,490            0            0
Nvest Short Term
 Corporate Income
 Fund                  $236,447    $  236,446     $ 34,629       $132,746       $  245,545            0            0
Nvest Strategic
 Income Fund           $903,681    $1,003,685     $ 87,873       $505,178       $2,057,839            0            0

                                                                                               BROKERAGE   PERCENTAGE OF
                                                                TRANSFER    DISTRIBUTION AND  COMMISSIONS   FUND'S TOTAL
                                                               AGENCY AND     SHAREHOLDER      ON FUND'S     BROKERAGE
                                              ACCOUNTING AND  SHAREHOLDER      SERVICING       PORTFOLIO    COMMISSIONS
                                              ADMINISTRATIVE SERVICING FEES   (12B-1) FEES   TRANSACTIONS     PAID TO
                                               FEES PAID TO     PAID TO         PAID TO         PAID TO    ADVISERS'/SUB-
                    ADVISORY FEE SUB-ADVISORY ADVISERS'/SUB- ADVISERS'/SUB-  ADVISERS'/SUB-  SUB-ADVISER'S   ADVISERS'
                      PAID TO    FEE PAID TO    ADVISERS'      ADVISERS'       ADVISERS'       BROKERAGE     BROKERAGE
   NAME OF FUND       ADVISER    SUB-ADVISER    AFFILIATES     AFFILIATES      AFFILIATES     AFFILIATE**   AFFILIATES**
   ------------     ------------ ------------ -------------- -------------- ---------------- ------------- --------------
Nvest Cash Manage-
ment Trust--Money
Market Series                                                                                       0             0
Nvest Tax Exempt
Money Market Trust                                                                                  0             0

----
* It is expected that the service for which the above amounts have been paid will continue to be provided after the approval of the New Agreements.
** For the Funds it subadvises, Harris Associates caused portfolio transactions to be executed by Harris Associates Securities L.P., a brokerage firm that is affiliated with Harris Associates because Harris Associates is a 99% limited partner of Harris Associates Securities L.P. and Harris Associates General Partner is the 1% general partner of Harris Associates Securities L.P.
/1/The information is for the fiscal year ended September 30, 1999 for Kobrick
  Capital Fund, Kobrick Emerging Growth Fund and Kobrick Growth Fund, for the fiscal year ended June 30, 2000 for Nvest Cash Management Trust--Money Market Series and Nvest Tax Exempt Money Market Trust and for the fiscal year ended December 31, 1999 for all remaining Funds.
/2/Firm does not currently serve as the Fund's sub-adviser.

                                                                      APPENDIX F

                    SHARES OUTSTANDING AND ENTITLED TO VOTE

  For each class of the Fund's shares entitled to vote at the Meeting, the number of shares outstanding as of July 24, 2000 was as follows:

                                           NUMBER OF SHARES PER CLASS
                          ------------------------------------------------------------
      NAME OF FUND            CLASS A        CLASS B        CLASS C        CLASS Y
      ------------        --------------- -------------- ------------- ---------------
Kobrick Capital Fund....   10,548,799.950  4,528,269.277   803,539.476   1,379,236.411
Kobrick Emerging Growth
Fund....................    5,794,303.390  2,064,281.593   479,618.682     294,611.512
Kobrick Growth Fund.....    4,631,648.156  1,436,614.877   288,819.184      78,005.552
Nvest Balanced Fund.....   10,964,403.260  4,182,001.830   210,718.205   3,273,097.191
Nvest Bullseye Fund.....      629,177.112    594,397.594    81,364.977             --
Nvest Capital Growth
Fund....................    8,142,549.115  3,476,740.011   145,933.465             --
Nvest Equity Income
Fund....................      473,287.418    441,817.116    43,040.789             --
Nvest Growth and Income
Fund....................   21,742,819.810 12,650,433.420 1,508,363.611     729,622.278
Nvest Growth Fund.......  151,750,328.400 11,472,146.650   588,070.426   1,293,770.074
Nvest International
Equity Fund.............    3,193,637.983  1,656,304.724   212,584.766     657,970.466
Nvest Star Advisers
Fund....................   26,554,640.700 34,608,917.270 6,555,413.576   3,484,634.931
Nvest Star Small Cap
Fund....................    4,249,465.384  5,252,023.267 1,408,151.194             --
Nvest Star Value Fund...   22,637,652.190  6,353,335.383   355,970.707   1,231,738.039
Nvest Star Worldwide
Fund....................    6,253,496.664  7,324,441.531 1,573,090.878             --
Nvest Bond Income Fund..   15,713,685.250  8,085,012.406 1,159,809.716     969,858.389
Nvest Government
Securities Fund.........    6,773,273,585    809,868.888           --      258,282.688
Nvest High Income Fund..    8,210,550.939  8,179,683.739   957,261.391             --
Nvest Intermediate Term
Tax Free Fund of
California..............    4,421,339.328  1,035,208.384           --              --
Nvest Limited Term U.S.
Government Fund.........   11,343,606.580  1,060,477.261   596,045.040     320,438.693
Nvest Massachusetts Tax
Free Income Fund........    5,726,490.287    533,437.384           --              --
Nvest Municipal Income
Fund....................   19,713,895.780  1,997,669.178           --              --
Nvest Short Term
Corporate Income Fund...    9,123,654.270    477,400.825    65,270.568             --
Nvest Strategic Income
Fund....................   10,894,850.740 11,030,836.230 3,487,464.628      18,947.068
Nvest Cash Management
Trust--Money Market
Series..................  578,936,340.600 19,075,104.410 2,644,028.560 164,485,541.600
Nvest Tax Exempt Money
Market Trust............   73,060,658.750    501,116.570           --              --

                              OWNERSHIP OF SHARES

  As of July 18, 2000, the following persons owned of record or beneficially 5% more of the noted class of shares of the noted Fund:

                                                               PERCENTAGE OF
                                                    SHARES      OUTSTANDING
                      NAME AND ADDRESS OF        BENEFICIALLY    SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------      -------------------        ------------  -------------
 KOBRICK CAPITAL FUND
 Class A         Cendant Corp                    2,860,904.990     27.02%
                 Attn: Jim Buckman
                 6 Sylvan Way
                 Parsippany, NJ 07054-3826

                 National Financial Services     1,230,831.983     11.63%
                 Corp
                 For The Exclusive Benefit Of
                 Our Customer
                 Attn Mutual Funds Dept 5th Fl
                 200 Liberty St 1 World Finan
                 Ctr
                 New York, NY 10281-1003

                 MLPF&S For the Sole Benefit       676,957.648      6.39%
                 Of Its Customers
                 Attn Fund Administration ML#
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

                 Charles Schwab & Co Inc           617,257.908      5.83%
                 Special Custody Account For
                 The Exclusive Benefit of
                 Customers
                 Attn: Mutual Funds
                 101 Montgomery St
                 San Francisco, CA 94104-4122

 Class B         MLPF&S For the Sole Benefit       360,981.735      8.01%
                 Of Its Customers
                 Attn Fund Administration ML#
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

 Class C         MLPF&S For the Sole Benefit       252,069.138     31.74%
                 Of Its Customers*
                 Attn Fund Administration ML#
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484


                                                               PERCENTAGE OF
                                                    SHARES      OUTSTANDING
                      NAME AND ADDRESS OF        BENEFICIALLY    SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------      -------------------        ------------  -------------
 Class Y         Natl Financial Services Corp    1,200,660.751     83.31%
                 For The Exclusive Benefit Of
                 Our Customers
                 PO Box 3752
                 Church St Station
                 New York, NY 10008-3752

 KOBRICK EMERGING GROWTH FUND
 Class A         Cendant Corp                    2,286,838.657     39.50%
                 Attn: Jim Buckman
                 6 Sylvan Way
                 Parsippany, NJ 07054-3826

                 National Financial Services       466,939.783      8.07%
                 Corp
                 For The Exclusive Benefit Of
                 Our Customer
                 Attn Mutual Funds Dept 5th Fl
                 200 Liberty St 1 World Finan
                 Ctr
                 New York, NY 10281-1003

                 Charles Schwab & Company          444,577.081      7.68%
                 Special Custody Account For
                 The Exclusive Benefit of
                 Customers
                 Attn: Mutual Funds
                 101 Montgomery St
                 San Francisco, CA 94104-4122

                 MLPF&S For the Sole Benefit       380,919.822      6.58%
                 Of Its Customers
                 Attn Fund Administration ML#
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

 Class C         MLPF&S For the Sole Benefit       124,704.449     25.96%
                 Of Its Customers*
                 Attn Fund Administration ML#
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

 Class Y         Charles Schwab & Co Inc           271,726.930     92.14%
                 Spl Cstdy A/c For Excl Bnft
                 Cust
                 Attn: Mutual Funds
                 101 Montgomery St
                 San Francisco, CA 94104-4122


                                                               PERCENTAGE OF
                                                    SHARES      OUTSTANDING
                      NAME AND ADDRESS OF        BENEFICIALLY    SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------      -------------------        ------------  -------------
 KOBRICK GROWTH FUND
 Class A         Cendant Corp                    2,448,936.044     52.76%
                 Attn: Jim Buckman
                 6 Sylvan Way
                 Parsippany, NJ 07054-3826

                 National Financial Services       272,178.508      5.86%
                 Corp
                 For The Exclusive Benefit Of
                 Our Customer
                 Attn Mutual Funds Dept 5th Fl
                 200 Liberty St 1 World Finan
                 Ctr
                 New York, NY 10281-1003

 Class C         MLPF&S For the Sole Benefit       138,843.734     48.46%
                 Of Its Customers
                 Attn Fund Administration ML#
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

 Class Y         Chase Manhattan Bank Directed      43,939.462     58.52%
                 Trustee for MetLife
                 Defined Contribution Group
                 4 New York Plz
                 New York, NY 10004-2413

                 Charles Schwab & Co Inc            20,402.491     27.17%
                 Spl Cstdy A/C For Excl Bnft
                 Cust
                 Attn: Mutual Funds
                 101 Montgomery St
                 San Francisco, CA 94104-4122

                 Donaldson Lufkin Jenrette           4,490.302      5.98%
                 Securities Corporation Inc
                 P O Box 2052
                 Jersey City, NJ
                 07303-2052

 NVEST BALANCED FUND
 Class C         NFSC FEBO # 041-773786             24,806.617     11.45%
                 E L Moody, C W Moody As Co-
                 TTEE
                 Elizabeth L and Charles W
                 Moody
                 U D T, U/A 5/6/93
                 6865 Pacific Dr
                 Stuart, FL 34997-8604


                                                               PERCENTAGE OF
                                                    SHARES      OUTSTANDING
                      NAME AND ADDRESS OF        BENEFICIALLY    SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------      -------------------        ------------  -------------
                 MLPF&S For the Sole Benefit        12,698.164      5.86%
                 Of Its Customers
                 Attn Fund Administration
                 ML#97UA
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

 Class Y         New England Mutual Life Ins     2,704,103.170     82.21%
                 Co
                 Separate Investment
                 Accounting
                 Attn Brenda Harmon
                 501 Boylston Street--6th Fl
                 Boston, MA 02116-3769

                 Metropolitan Life Insurance       324,178.161      9.86%
                 Co
                 c/o GADC-Gerald Hart--Agency
                 Operations NELICO
                 501 Boylston St 10th Fl
                 Boston, MA 02116-3769

                 Chase Manhattan Bank Directed     239,260.447      7.27%
                 Trustee for MetLife
                 Defined Contribution Group
                 770 Broadway 10th Fl
                 New York, NY 10003-9522

 NVEST BULLSEYE FUND
 Class B         MLPF&S For the Sole Benefit        30,234.604      5.08%
                 Of Its Customers
                 Attn Fund Administration
                 ML#97UR
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

 Class C         MLPF&S For the Sole Benefit         5,972.264      7.33%
                 Of Its Customers
                 Attn Fund Administration
                 ML#97UR
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

                 Dorothy N & Ronald P Frudden        4,962.779      6.09%
                 & Susan T Gilles TTEES
                 Frudden Appointment Tax
                 Defferal Trust
                 202 Villa Dr
                 King City, CA 93930-3014


                                                               PERCENTAGE OF
                                                     SHARES     OUTSTANDING
                       NAME AND ADDRESS OF        BENEFICIALLY   SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------       -------------------        ------------ -------------
                 State Street Bank & Trust Co       4,255.690       5.22%
                 Cust For The IRA of Herbert E.
                 Schomberg
                 3885 Breaker
                 Waterford, MI 48329-2219

                 State Street Bank & Trust Co       4,914.467       6.03%
                 Cust For The IRA of Dexter
                 Jarett
                 310 Hershey Blvd
                 Waterford, MI 48327-2434

 NVEST EQUITY INCOME FUND
 Class C         Painewebber For The Benefit Of     6,034.100      12.96%
                 Robert Adam, Brian King,
                 Robert Campagnone & Kathleen
                 Lomeli
                 Willimanic PST Dtd 5/1/73
                 PO Box 23
                 Willimantic, CT 06226-0023

                 Dorothy N & Ronald P Frudden &     5,498.001      11.81%
                 Susan T Gilles TTEES
                 Frudden Exempt Tax Defferal Tr
                 202 Villa Dr
                 King City, CA 93930-3014

                 Prudential Securities Inc. FBO     3,110.041       6.68%
                 Miss Nancy Ann Wright
                 344 Springmoor Dr
                 Raleigh, NC 27615-7740

                 Wexford Clearing Services Corp     2,862.049       6.15%
                 F Ellen C Davidson
                 4520 Kenyon Dr
                 Little Rock, AR 72205-2017

                 Resources Trust Co Tr IRA U/A      2,404.291       5.16%
                 11/18/97
                 FBO Billy F. Watkins R-456-34-
                 8235
                 PO Box 5900
                 Denver, CO 80217-5900

 NVEST GROWTH AND INCOME FUND
 Class C         Forest County Potawatomi--       279,905.196      18.32%
                 Child
                 PO Box 340
                 Crandon, WI 54520-0340


                                                               PERCENTAGE OF
                                                    SHARES      OUTSTANDING
                      NAME AND ADDRESS OF        BENEFICIALLY    SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------      -------------------        ------------  -------------
                 MLPF&S For the Sole Benefit       199,597.526     13.07%
                 Of Its Customers
                 Attn Fund Administration
                 ML#97UA
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

 Class Y         Chase Manhattan Bank Directed      77,792.782     51.74%
                 Trustee for MetLife
                 Defined Contribution Group
                 770 Broadway 10th Fl
                 New York, NY 10003-9522

                 Metropolitan Life Ins             269,041.163     36.85%
                 GADC Dianne Lunny
                 501-6 Boylston
                 Boston, MA 02116-3769

                 Metropolitan Life Ins Co           39,944.235      5.47%
                 c/o Met Life FBC/SFM
                 Att; Jay Langan
                 4100 W Boy Scout Blvd
                 Tampa, FL 33607-5793

 NVEST GROWTH FUND
 Class B         MLPF&S For the Sole Benefit       752,805.549      6.54%
                 Of Its Customers
                 Attn Fund Administration
                 ML#97CH
                 4800 Deer Lake Dr East 2nd Fl
                 Jacksonville, FL 32246-6484

 Class C         MLPF&S For the Sole Benefit       171,956.031     29.25%
                 Of Its Customers
                 Attn Fund Administration
                 ML#97UR
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

 Class Y         Chase Manhattan Bank Directed   1,292,288.853     99.95%
                 T MetLife Defined
                 Contribution Gro
                 4 New York Plaza
                 Fl 2
                 New York NY 10004-2413


                                                               PERCENTAGE OF
                                                    SHARES      OUTSTANDING
                      NAME AND ADDRESS OF        BENEFICIALLY    SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------      -------------------        ------------  -------------
 NVEST INTERNATIONAL EQUITY FUND
 Class C         MLPF&S For the Sole Benefit        70,460.456     34.04%
                 Of Its Customers
                 Attn Fund Administration ML#
                 97UB
                 4800 Deer Lake Dr East--2nd
                 Fl
                 Jacksonville, FL 32246-6484

 Class Y         Chase Manhattan Bank Directed     331,413.614     50.07%
                 Trustee for MetLife Defined
                 Contribution Group*
                 770 Broadway 10th Fl
                 New York, NY 1003-9522

                 Metropolitan Life Insurance       244,635.027     39.96%
                 Co
                 c/o GADC--Gerald Hart--Agency
                 Operations NELICO
                 501 Boylston St 10th Fl
                 Boston, MA 02116-3769

                 Metropolitan Life Ins Co           62,243.126      9.40%
                 c/o Met Life FBC/SFM
                 Attn: Jay Langan
                 4100 W Boy Scout BLVD
                 Tampa, FL 33607-5793

 NVEST STAR ADVISERS FUND
 Class C         MLPF&S For The Sole Benefit       573,017.897      8.77%
                 of Its Customers
                 Attn Fund Administration
                 ML#97UA
                 4800 Deer Lake DR East--2nd
                 Fl
                 Jacksonville, FL 32246-6486

 Class Y         New England Mutual Life Ins     1,844,288.801     53.05%
                 Co Separate Investment
                 Accounting
                 Attn Brenda Harmon
                 501 Boylston Street--6th
                 Floor
                 Boston, MA 02116-3769

                 Metropolitan Life Insurance       634,512.413     18.25%
                 Co c/o Mary Beth Klein
                 Insurance Accting 6th Flr
                 501 Boylston St
                 Boston, MA 02116-3769

                                                               PERCENTAGE OF
                                                     SHARES     OUTSTANDING
                       NAME AND ADDRESS OF        BENEFICIALLY   SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------       -------------------        ------------ -------------
                 New England Life Insurance Co    494,135.908      14.21%
                 Insurance Accounting 6th Floor
                 Attn Charles Sullivan
                 501 Boylston Street
                 Boston, MA 02116-3769

                 New England Life Insurance Co    370,701.429      10.66%
                 c/o Mary Beth Klein
                 Insurance Accounting 6th Fl
                 501 Boylston St
                 Boston, MA 02116-3769

 NVEST STAR SMALL CAP FUND
 Class B         MLPF&S For The Sole Benefit of   311,991.129       5.97%
                 Its Customers
                 Attn Fund Administration
                 ML#97MR
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484

 Class C         MLPF&S For The Sole Benefit of   230,383.760      16.50%
                 Its Customers
                 Attn Fund Administration
                 ML#97UA
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484

 NVEST STAR VALUE FUND
 Class Y         Metropolitan Life Insurance      910,229.710      73.89%
                 Company Issuer*
                 501 Boylston Street--6th Fl
                 Boston, MA 02116-3769

                 New England Life Insurance Co    297,144.997      24.12%
                 c/o Mary Beth Klein
                 Insurance Accounting 6th Flr
                 501 Boylston St
                 Boston, MA 02116-3769

 NVEST BOND INCOME FUND
 Class B         MLPF&S For The Sole Benefit of   799,734.161       9.92%
                 Its Customers
                 Attn Fund Administration
                 ML#97CJ
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484


                                                               PERCENTAGE OF
                                                     SHARES     OUTSTANDING
                       NAME AND ADDRESS OF        BENEFICIALLY   SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------       -------------------        ------------ -------------
 Class C         MLPF&S For The Sole Benefit of   237,646.235      20.45%
                 Its Customers
                 Attn Fund Administration
                 ML#97UD
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484

                 Southtrust Bank of Georgia NA     92,999.496       8.00%
                 Att Trust Dept FAO
                 Atlanta Regional Commission
                 Retirement Plan
                 79 W Paces Ferry Rd
                 Atlanta, GA 30305-1350

 Class Y         Chase Manhattan Bank Directed    305,930.171      31.56%
                 Trustee
                 Metlife Defined Contribution
                 Gro
                 770 Broadway 10th Fl
                 New York, NY 10003-9522

                 MLPF&S For The Sole Benefit of   165,209.762      17.04%
                 Its Customers
                 Attn Fund Administration
                 ML#97PN
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484

                 New England Life Insurance Co    144,565.362      14.91%
                 c/o Mary Beth Klein
                 Insurance Accounting 6th Flr
                 501 Boylston St
                 Boston, MA 02116-3769

                 Metropolitan Life Insurance Co   130,281.400      13.44%
                 c/o GADC--Gerald Hart--Agency
                 Operations NELICO
                 501 Boylston St 10th Fl
                 Boston, MA 02116-3769

                 Parbanc Co                       128,125.832      13.22%
                 514 Market Street
                 Parkersburg, WV 26101-5144

                 Metlife Insurance Company         74,566.115       7.69%
                 Attn Adrienne Lavis
                 2 Montgomery St 3rd Fl
                 Jersey City, NJ 07302-3802


                                                               PERCENTAGE OF
                                                     SHARES     OUTSTANDING
                       NAME AND ADDRESS OF        BENEFICIALLY   SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------       -------------------        ------------ -------------
 NVEST GOVERNMENT SECURITIES FUND
 Class B         MLPF&S For The Sole Benefit of    59,952.884       7.40%
                 Its Customers
                 Attn Fund Administration
                 ML#97CH
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484

 Class Y         New England Mutual Life          251,371.580     100.00%
                 Insurance Co
                 Separate Investment Accounting
                 Attn: Brenda Harmon
                 501 Boylston St--6th Fl
                 Boston, MA 02116-3769

 NVEST HIGH INCOME FUND
 Class B         MLPF&S For The Sole Benefit of   735,526.391       8.98%
                 Its Customers
                 Attn Fund Administration
                 ML#97CJ
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484

 Class C         Southtrust Bank of Georgia NA    155,331.647      16.20%
                 Att Trust Dept FAO
                 Atlanta Regional Commission
                 Retirement Plan
                 79 W Paces Ferry Rd
                 Atlanta, GA 30305-1350

                 MLPF&S For The Sole Benefit of    99,367.695      10.36%
                 Its Customers
                 Attn Fund Administration
                 ML#97UA
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484

 NVEST INTERMEDIATE TERM TAX FREE FUND OF
  CALIFORNIA
 Class A         Bancboston Robertson Stephens    341,060.944       7.71%
                 #
                 FBO Jeffrey Skoll
                 27040 Old Trace Lane "Acct #2"
                 Los Altos Hills, CA 94022-1977

                 FleetBoston Roberston Stephens   277,182.270       5.14%
                 I
                 FBO Steve Westly & Anita Yu
                 JTWROS
                 **Discretionary Account**
                 555 California St Ste 2600
                 San Francisco, CA 94104-1502

 Class B         Marie S. Black                    99,329.795       9.60%
                 1710 Birchwood Dr
                 San Marcos, CA 92069-9608


                                                               PERCENTAGE OF
                                                     SHARES     OUTSTANDING
                       NAME AND ADDRESS OF        BENEFICIALLY   SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------       -------------------        ------------ -------------
                 Allen Kelly & Margaret M Kelly    64,846.021       6.26%
                 TTEES
                 Kelly Family Trust
                 DTD 9-27-90
                 19980 Angus Ct
                 Saratoga, CA 95070-4406

                 Wanda M. Hansen TTEE              59,042.481       5.70%
                 Wanda M Hansen Trust
                 U/A DTD 9/29/94
                 664 Rolling Hills Road
                 Vista, CA 92083-7502

 NVEST LIMITED TERM U.S. GOVERNMENT FUND
 Class C         The Bank of New York As Funds     43,507.549       7.25%
                 Custodian For the City of
                 Forsyth Georgia
                 100 Ashford Center N Ste 520
                 Atlanta, GA 30338-4865

 Class Y         New England Mutual Life          156,907.747      50.00%
                 Insurance Co
                 Separate Investment Accounting
                 Attn: Brenda Harmon
                 501 Boylston St--6th Fl
                 Boston, MA 02116-3769

                 Chase Manhattan Bank Directed    116,141.335      37.01%
                 Trustee For Metlife Defined
                 Contribution Group
                 Attn Brenda Hager
                 770 Broadway Fl 10
                 New York, NY 10003-9522

                 The New England Life Insurance    40,784.310      13.00%
                 Company
                 c/o Mary Beth Klein
                 Insurance Accounting 6th Flr
                 501 Boylston St
                 Boston, MA 02116-3738

 NVEST MASSACHUSETTS TAX FREE FUND
 Class B         MLPF&S For The Sole Benefit of    60,370.822      11.28%
                 Its Customers
                 Attn Fund Administration
                 ML#97CJ
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484


                                                               PERCENTAGE OF
                                                     SHARES     OUTSTANDING
                       NAME AND ADDRESS OF        BENEFICIALLY   SHARES OF
  FUND AND CLASS        BENEFICIAL OWNER             OWNED      CLASS OWNED
  --------------       -------------------        ------------ -------------
 NVEST SHORT TERM CORPORATE INCOME FUND
 Class A         Treasurer County of Lake         865,867.732       9.39%
                 255 No Forbes Street Rm 215
                 Lakeport, CA 95453

                 National Auto Dealers Assoc      647,668.287       7.02%
                 8400 Westpark Dr
                 Mclean, VA 22102-3522

                 County of San Benito             615,979.835       6.68%
                 Mary Lou Andrade
                 County Treasurer
                 440 Fifth St Room 107
                 Hollister, CA 95023-3843

                 J.C. Bradford & Co. Cuto FBO     540,055.724       5.86%
                 The Cato Corporation
                 330 Commerce St
                 Nashville, TN 37201-1805

 Class C         Salomon Smith Barney Inc.         29,613.916      45.37%
                 00137337312
                 333 West 34th St--3rd Floor
                 New York, New York 10001

                 Cheryl Nichols                    29,077.403      44.55%
                 5545 Country Club Ln
                 Hamburg, NY 14075-5867

 NVEST STRATEGIC INCOME FUND
 Class B         MLPF&S For The Sole Benefit of   594,968.549       5.38%
                 Its Customers
                 Attn Fund Administration
                 ML#97GM
                 4800 Deer Lake DR East--2nd Fl
                 Jacksonville, FL 32246-6484

 Class C         Southtrust Bank of Georgia NA    252,259.241       7.24%
                 Att Trust Dept FAO
                 Atlanta Regional Commission
                 Retirement Plan
                 79 W Paces Ferry Rd
                 Atlanta, GA 30305-1350


                                                               PERCENTAGE OF
                                                   SHARES       OUTSTANDING
                     NAME AND ADDRESS OF        BENEFICIALLY     SHARES OF
  FUND AND CLASS       BENEFICIAL OWNER             OWNED       CLASS OWNED
  --------------     -------------------        ------------   -------------
 Class Y         Metlife Insurance Company           5,933.389    100.00%
                 Attn Adrienne Lavis
                 Mellon Bank
                 Attn: Queen Roberts
                 1 Mellon Bank Center
                 Pittsburgh, PA 15259-0001

 NVEST CASH MANAGEMENT TRUST--MONEY MARKET
  SERIES
 Class C         NTO LLC                           200,940.390      6.89%
                 PO Box 55
                 Odum, GA 31555-0055

                 State Street Bank and Trust       162,876.190      5.58%
                 Co
                 Cust For the IRA Rollover
                 of
                 Jack M Jensen
                 805 Tipperary Rd
                 Oregon, WI 53575-2641

                 State Street Bank and Trust       155,176.260      5.32%
                 Co
                 Cust For the IRA Rollover
                 of
                 Roger L Dahlin
                 9111 Octavia Ct
                 Springfield, VA 22153-1637

 Class Y         Natl Financial Services       164,342,291.850    100.00%
                 Corp
                 For The Exclusive Benefit
                 Of Our Customers
                 PO Box 3752
                 Church St Station
                 New York, NY 10008-3752

 NVEST TAX EXEMPT MONEY MARKET TRUST
 Class A         Natl Financial Services        15,195,374.060     21.19%
                 Corp
                 For The Exclusive Benefit
                 Of Our Customers
                 PO Box 3752
                 Church St Station
                 New York, NY 10008-3752

 Class B         Pilgrim Baptist Village #1        249,210.860     49.74%
                 c/o Social Enterprise
                 Associates
                 694 Clinton Ave
                 Newark, NJ 07108-1432


                                                            PERCENTAGE OF
                                                  SHARES     OUTSTANDING
                     NAME AND ADDRESS OF       BENEFICIALLY   SHARES OF
  FUND AND CLASS       BENEFICIAL OWNER           OWNED      CLASS OWNED
  --------------     -------------------       ------------ -------------
                 Fred Luntsford                 91,285.050      18.22%
                 Ann Luntsford Tod
                 Paul K Luntsford
                 Kathryn Robinson
                 14155 Magnolia Blvd #128
                 Sherman Oaks, CA 91423-1150

                 Donaldson Lufkin Jenrette      28,099.500       5.61%
                 Securities Corporation Inc
                 P O Box 2052
                 Jersey City, NJ 07303-2052

-----------
[* Entity owned 25% or more of the outstanding shares of beneficial interest of the Fund, and therefore may be presumed to "control" the Fund, as that term is defined in the 1940 Act.]

                       OWNERSHIP OF SHARES BY MANAGEMENT

  As of July 18, 2000, all trustees and the executive officers of each of the Nvest Funds Trusts, as a group, owned [less than 1%] of each class of each Nvest Fund.

  As of July 18, 2000, all trustees and the executive officers of the Kobrick Funds Trust, as a group, owned [less than 1%] of each class of each Kobrick Fund.

                          PLEASE VOTE YOUR PROXY TODAY

        Prompt response will save the expense of additional solicitations


CHOOSE THE VOTING METHOD THAT IS MOST CONVENIENT FOR YOU.

1.   VOTE BY MAIL: Sign and date your proxy card and return it in the enclosed
     ------------
     postage paid envelope.
     NOTE:  Your proxy is not valid unless it is signed.
            -------------------------------------------

2.   VOTE BY TOUCH-TONE PHONE: Dial 1-888-221-0697, enter the CONTROL NUMBER
     ------------------------
     printed on the upper portion of your proxy card and follow the simple instructions. Telephone voting is available 24 hours a day, 7 days a week. THE CALL IS TOLL-FREE. If you received more than one proxy card, you can
     ---------------------
     vote each card during the call. Each card has a different control number.

3.   VOTE VIA THE INTERNET: Log on to www.nvestfunds.com, click on [__________],
     ---------------------
     enter your CONTROL NUMBER and follow the instructions on the screen. If you received more than one proxy card, you may vote them all during the same session. Each card has a different control number.

4.   VOTE VIA FAX: Sign and date your proxy card and fax BOTH THE FRONT AND THE
     ------------                                        ----------------------
     BACK to _____________.
     ----

                     IF YOU VOTE BY PHONE, FAX OR INTERNET,
                      PLEASE DO NOT RETURN YOUR PROXY CARD.


                               VOTE TODAY BY MAIL,
                        TOUCH-TONE PHONE OR THE INTERNET
                          CALL TOLL-FREE 1-888-221-0697
                         OR LOG ON TO www.nvestfunds.com


            Please fold and detach card at perforation before mailing

                                       PROXY SOLICITED BY THE BOARDS OF TRUSTEES
                   PROXY FOR SPECIAL MEETING OF SHAREHOLDERS ON OCTOBER 13, 2000



The undersigned hereby appoints John E. Pelletier, Thomas P. Cunningham and Coleen Downs Dinneen and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of Nvest Funds Trust I, Nvest Funds Trust II, Nvest Funds Trust III, Nvest Cash Management Trust, Nvest Tax Exempt Money Market Trust and Nvest Kobrick Investment Trust (the "Trusts"), on October 13, 2000 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of each Fund of the Trusts that the undersigned would be entitled to vote if personally present.

                          NOTE: Please sign exactly as your name appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                          --------------------------------------


                          --------------------------------------


                          Signature(s) (if held jointly)


                          ------------------------------------------------------
                          Date

            Please fold and detach card at perforation before mailing

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH PROPOSAL.

     In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. The Trustees recommend a vote FOR all Proposals
               Please vote by filling in the appropriate box below.

     1(a) All Nvest Funds (except Nvest Growth Fund): Approval of a new Advisory
          Agreement between each Nvest Fund and Nvest Funds Management, L.P.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     1(b) Nvest Growth Fund: Approval of a new Advisory Agreement between Nvest
          Growth Fund and Capital Growth Management Limited Partnership.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     1(c) All Kobrick Funds: Approval of a new Advisory Agreement between each
          Kobrick Fund and Kobrick Funds LLC.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2a. Nvest Bond Income Fund, Nvest Cash Management Trust - Money Market
         Series, Nvest Government Securities Fund, Nvest Intermediate Term Tax Free Fund of California, Nvest Limited Term U.S. Government Fund, Nvest Massachusetts Tax Free Income Fund, Nvest Municipal Income Fund, Nvest Short Term Corporate Income Fund and Nvest Tax Exempt Money Market
         Trust: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Back Bay Advisors, L.P. and each Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2b. Nvest Star Advisers Fund, Nvest Star Small Cap Fund, Nvest Star Value Fund and Nvest Star Worldwide Fund: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Harris Associates L.P. and each Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2c. Nvest Star Advisers Fund: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Janus Capital Corporation and Nvest Star Advisers Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2d. Nvest Bullseye Fund: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Jurika & Voyles, L.P. and Nvest Bullseye Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2e. Nvest Star Advisers Fund: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Kobrick Funds LLC and Nvest Star Advisers Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2f. Nvest Balanced Fund, Nvest High Income Fund, Nvest International Equity Fund, Nvest Star Advisers Fund, Nvest Star Small Cap Fund, Nvest Star Value Fund, Nvest Star Worldwide Fund and Nvest Strategic Income Fund: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Loomis, Sayles & Company, L.P. and each Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2g Nvest Star Small Cap Fund and Nvest Star Worldwide Fund: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Montgomery Asset Management, LLC and each Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2h Nvest Star Small Cap Fund: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., RS Investment Management, L.P. and Nvest Star Small Cap Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2i. Nvest Equity Income Fund and Nvest Star Value Fund: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Vaughan, Nelson, Scarborough & McCullough, L.P. and each Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     2j. Nvest Capital Growth Fund, Nvest Growth and Income Fund and Nvest Star Value Fund: Approval of a new Sub-Advisory Agreement among Nvest Funds Management, L.P., Westpeak Investment Advisors, L.P. and each Fund.

     FOR                AGAINST              ABSTAIN

     [_]                  [_]                  [_]

     3. All Nvest Funds: Election of Trustees to hold office until their respective successors have been duly elected and qualified or until their earlier resignation or removal.
          Nominees: (1) Graham T. Allison, Jr., (2) Daniel M. Cain, (3) Kenneth
          J. Cowan, (4) Richard Darman, (5) Sandra O. Moose, (6) John A. Shane,
          (7) Peter S. Voss, (8) Pendleton P. White, (9) John T. Hailer

     FOR all nominees                          WITHHOLD authority
     listed (except as noted                   to vote for all nominees
     in space provided)                        listed

     [_]                                               [_]

Instruction: to withhold authority to vote for any individual nominee, write the name(s) on the line below.

--------------------------------------------------------------------------------

The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.